UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06349

Name of Fund: BlackRock Latin America Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Latin America Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2011

Date of reporting period: 10/31/2011

Item 1 – Report to Stockholders

October 31, 2011

Annual Report

BlackRock Global Emerging Markets Fund, Inc.

BlackRock Latin America Fund, Inc.

BlackRock International Fund | of BlackRock Series, Inc.

Not FDIC Insured • No Bank Guarantee • May Lose Value

2	ANNUAL REPORT	OCTOBER 31, 2011

Dear Shareholder

One year ago, the global economy appeared to solidly be in recovery mode and investors were optimistic as the US Federal Reserve launched its second round of quantitative easing. Stock markets rallied despite ongoing sovereign debt problems in Europe and inflationary pressures looming over emerging markets. Fixed income markets, however, saw yields move sharply upward (pushing prices down), especially on the long end of the historically steep yield curve. While high yield bonds benefited from the risk rally, most fixed income sectors declined in the fourth quarter of 2010. The tax-exempt municipal market faced additional headwinds as it became evident that the Build America Bond program would not be extended and municipal finance troubles burgeoned.

Early 2011 saw spikes of volatility as political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted industrial supply chains and concerns mounted regarding US debt and deficit issues. Nevertheless, equities generally performed well early in the year as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data. Credit markets were surprisingly resilient in this environment and yields regained relative stability in 2011. The tax-exempt market saw relief from its headwinds and steadily recovered from its fourth-quarter lows. Equities, commodities and high yield bonds outpaced higher-quality assets as investors increased their risk tolerance.

However, the environment changed dramatically in the middle of the second quarter. Markets dropped sharply in May when fears mounted over the possibility of Greece defaulting on its debt, rekindling fears about the broader sovereign debt crisis. Concurrently, economic data signaled that the recovery had slowed in the United States and other developed nations. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. On August 5th, Standard & Poor’s downgraded the US government’s credit rating and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as Greece teetered on the brink of default. Financial problems intensified in Italy and Spain and both countries faced credit rating downgrades. Debt worries spread to the core European nations of France and Germany, and the entire euro-zone banking system came under intense pressure. Late in the summer, economic data out of the United States and Europe grew increasingly bleak while China and other emerging economies began to show signs of slowing growth. By the end of the third quarter, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries, gold and the Swiss franc skyrocketed.

October brought enough positive economic data to assuage fears of a double-dip recession in the United States and corporate earnings continued to be strong. Additionally, European policymakers demonstrated an increased willingness to unite in their struggle to resolve the region’s debt and banking crisis. These encouraging developments brought many investors back from the sidelines and risk assets rallied through the month, albeit with large daily swings as investor reactions to news from Europe vacillated between faith and skepticism.

Overall, lower-risk investments including US Treasuries, municipal securities and investment grade credits posted gains for the 6- and 12-month periods ended October 31, 2011. Risk assets, including equities and high yield debt, broadly declined over the six months; however, US stocks and high yield bonds remained in positive territory on a 12-month basis. Continued low short-term interest rates kept yields on money market securities near their all-time lows. While markets remain volatile and uncertainties abound, BlackRock remains dedicated to finding opportunities and managing risk in this environment.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“While markets remain volatile and uncertainties abound, BlackRock remains dedicated to finding opportunities and managing risk in this environment.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of October 31, 2011

	6-month	12-month

US large cap equities	(7.11)%	8.09%
(S&P 500® Index)

US small cap equities	(13.76)	6.71
(Russell 2000® Index)

International equities	(14.90)	(4.08)
(MSCI Europe, Australasia,
Far East Index)

Emerging market	(15.91)	(7.72)
equities (MSCI Emerging
Markets Index)

3-month Treasury	0.04	0.13
bill (BofA Merrill Lynch
3-Month Treasury
Bill Index)

US Treasury securities	12.11	7.79
(BofA Merrill Lynch 10-
Year US Treasury Index)

US investment grade	4.98	5.00
bonds (Barclays
Capital US Aggregate
Bond Index)

Tax-exempt municipal	5.56	3.78
bonds (Barclays Capital
Municipal Bond Index)

US high yield bonds	(0.95)	5.16
(Barclays Capital US
Corporate High Yield 2%
Issuer Capped Index)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of October 31, 2011	BlackRock Global Emerging Markets Fund, Inc.

Investment Objective

BlackRock Global Emerging Markets Fund, Inc.’s (the “Fund”) investment objective is to seek long-term capital appreciation by investing in securities, principally equity securities, of issuers in countries having smaller capital markets.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended October 31, 2011, the Fund underperformed its benchmark, the MSCI Emerging Markets Index.

What factors influenced performance?

•	The largest detractor from the Fund’s performance relative to its benchmark during the reporting period was stock selection in China. In particular, shares of China’s largest private shipyard, China Rongsheng Heavy Industry Group Co., Ltd., fell on concerns surrounding new order growth amid an uncertain outlook for the shipping industry. The euro-zone crisis affected the Fund’s holdings in Eastern Europe. Hungarian bank OTP Bank Plc was a notable detractor from performance as the shares fell on concerns regarding the costs to Hungarian banks of the repayment of Swiss franc-denominated mortgages at below-market exchange rates. Other notable detractors from performance included the Fund’s investment in Indian engineering company Larsen & Toubro Ltd., which performed poorly due to delays on its strategically important projects, and an overweight position in Brazilian financial stock Itau Unibanco Holdings SA — ADR, following a series of disappointing trading updates amid concerns surrounding the level of non-performing loans on the bank’s balance sheet.
•	Driving the Fund’s positive performance were holdings in Korean petrochemical and rechargeable battery manufacturer LG Chem Ltd., which appreciated as the market recognized the strength of the company’s underlying businesses. Macau-based casino operator Melco Crown Entertainment Ltd. — ADR posted strong gains on optimistic revenue growth estimates for the company’s gaming operations in Macau. The territory’s overall annual gaming revenues are more than six times that of Las Vegas. Korean pharmaceutical stock Celltrion, Inc. rose strongly in response to positive updates on sales contracts. Key products have completed clinical trials and Celltrion, Inc. will push for registration in emerging markets at the beginning of 2012, targeting more than 70 countries. Russian energy company OAO Gazprom —ADR (“Gazprom”) was also a positive contributor to performance. As the holder of the largest gas reserves in the world, Gazprom is a key beneficiary of any shift away from nuclear power generation toward gas.

Describe recent portfolio activity.

•	Throughout 2011, the Fund’s holdings reflected management’s cautious view of the global economy. The Fund continued to reduce its beta (sensitivity to market volatility) against a backdrop of the euro-zone sovereign debt crisis, the US political deadlock over an increase in the debt ceiling and concerns of an economic slowdown in China. At the individual stock level, the Fund opened a new position in Taiwanese smartphone developer and manufacturer HTC Corp. on expectations that the company should benefit from growing demand for its innovative and feature-rich mobile smartphones. The Fund sold its position in Korean electronics manufacturer Hynix Semiconductor, Inc. on concerns regarding the impact of falling prices for dynamic random-access memory (DRAM) chips on the company’s profitability. Any macroeconomic slowdown is likely to impact this company through its exposure to the US and European consumer.

Describe portfolio positioning at period end.

•	At period end, the Fund is overweight relative to the MSCI Emerging Markets Index in the relatively defensive telecommunication services sector. This positioning is based upon a positive view of the growth in demand for mobile smartphones in emerging markets, ultimately leading to an increase in the portion of revenue derived from data. The Fund is underweight in Korea, where management maintains a cautious view of the impact of slowing global growth on demand for Korean exports, which comprise approximately 46% of the nation’s gross domestic product (GDP). The Fund is also underweight in China, due to concerns surrounding inflationary pressures, particularly in the nation’s property market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Vale SA Preference 'A' Shares — ADR	4%
Samsung Electronics Co. Ltd.	4
America Movil SA de CV — ADR	4
MTN Group Ltd.	2
OAO Gazprom — ADR	2
Malayan Banking BHD	2
KazMunaiGas Exploration Production — GDR	2
Itau Unibanco Holdings SA — ADR	2
China Mobile Ltd. — ADR	2
African Bank Investments Ltd.	2

Geographic Allocation	Percent of Long-Term Investments
Brazil	13%
China	12
Taiwan	12
India	10
South Korea	8
South Africa	7
Russia	7
Mexico	7
Chile	2
Malaysia	2
Kazakhstan	2
Czech Republic	2
Qatar	2
Nigeria	2
Hong Kong	2
Other[1]	10

[1]	Other includes a 1% holding or less in each of the following countries: Turkey, Panama, Iraq, United States, Singapore, United Arab Emirates, Thailand, Switzerland, Saudi Arabia and Hungary.
4	ANNUAL REPORT	OCTOBER 31, 2011

BlackRock Global Emerging Markets Fund, Inc.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund invests in equity securities of issuers in countries with developing capital markets.
[3]	This free float-adjusted market capitalization weighted index is designed to measure equity market performance of emerging markets.

Performance Summary for the Period Ended October 31, 2011

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(16.11)%	(10.21)%	N/A	5.22%	N/A	14.85%	N/A
Investor A	(16.19)	(10.48)	(15.18)%	4.91	3.78%	14.54	13.93%
Investor B	(16.61)	(11.24)	(15.24)	4.04	3.76	13.79	13.79
Investor C	(16.57)	(11.21)	(12.09)	4.06	4.06	13.62	13.62
MSCI Emerging Markets Index	(15.91)	(7.72)	N/A	6.51	N/A	16.82	N/A

[4]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During the Period[5]	Ending Account Value October 31, 2011	Ending Account Value October 31, 2011	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$838.90	$ 5.93	$1,000.00	$1,018.75	$ 6.51	1.28%
Investor A	$1,000.00	$838.10	$ 7.41	$1,000.00	$1,017.14	$ 8.13	1.60%
Investor B	$1,000.00	$833.90	$11.42	$1,000.00	$1,012.75	$12.53	2.47%
Investor C	$1,000.00	$834.30	$10.87	$1,000.00	$1,013.36	$11.93	2.35%

[5]	For each class of the Fund, expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

Past performance is not indicative of future results.

ANNUAL REPORT	OCTOBER 31, 2011	5

Fund Summary as of October 31, 2011	BlackRock Latin America Fund, Inc.

Investment Objective

BlackRock Latin America Fund Inc.’s (the “Fund”) investment objective is to provide long-term capital appreciation by investing primarily in equity and debt securities of issuers in Latin American countries.

Portfolio Management Commentary

How did the Fund perform?

•	The Fund underperformed its benchmark, the MSCI Emerging Markets Latin America Index, for the 12-month period ended October 31, 2011.

What factors influenced performance?

•	Negative contributions to performance relative to the benchmark stemmed primarily from stock selection in Brazil. Stock selection and the Fund’s underweight exposure to Mexico, an average neutral weighting in Peru and a position outside the benchmark index in Colombia also weighed on returns. Significant individual negative contributions to performance came from consumer goods company Hypermarcas SA, oil & gas name OGX Petroleo e Gas Participacoes SA and Banco Itau.
•	Contributing to performance was the Fund’s overweight position in Panama via Copa Holdings SA, stock selection in Chile and an underweight in Colombia. The largest individual contributions to performance came from beverage names AmBev and FEMSA and toll-road operator CCR.

Describe recent portfolio activity.

•	During the 12-month period, Fund management increased the Fund’s exposure to Brazil on weakness and slightly increased exposure to Mexico. The team reduced exposure to Peru prior to the nation’s presidential election this past spring, but moved the Fund back to a neutral weight in Peru since the team has become somewhat more comfortable with the new president and his administration.
•	From a sector perspective, the Fund’s exposure to consumers, telecommunication services and utilities increased. The Fund continues to focus on the domestic demand story, with banks, retailers and homebuilders representing our favored themes. Fund management reduced exposure to materials, specifically copper and iron ore, due to concerns of a slowing Chinese economy. Within materials, the Fund remains overweight in iron ore and underweight in steel and pulp & paper. In Brazil, the team reduced exposure to industrials due to slower economic growth and also reduced and diversified exposure to homebuilders in the nation. In energy, Fund management diversified the Fund’s energy exposure and maintained a neutral weight, with an underweight in Petroleo Brasileiro SA and an overweight in exploration & production names.

Describe portfolio positioning at period end.

•	While Greece and the overall European debt crisis continue to dominate short-term trading, the Fund is positioned to benefit from an eventual acceptable solution that allows markets to trade on their own merits. In our opinion, fundamentals in Latin America remain intact, and the year-to-date underperformance creates an opportunity for outperformance similar to that seen in 2008/2009. Slower global growth should help to abate inflation concerns in Brazil. The early move on interest rates by the country’s Central Bank should help reduce the slowdown in the local economy. Continued strength in employment figures and wage growth should be supportive for the domestic side of the equation. At more than 71% of total net assets, Brazil remains the Fund’s only country overweight at period end.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Itau Unibanco Holdings SA — ADR	10%
Vale SA Preference 'A' Shares — ADR	10
Petroleo Brasileiro SA — ADR	9
America Movil SA de CV — ADR	8
Banco Bradesco SA — ADR	5
Cia de Bebidas das Americas, Preference Shares — ADR	4
Fomento Economico Mexicano SA de CV — ADR	3
BM&FBOVESPA SA	3
Grupo Televisa SA — ADR	2
Cia de Concessoes Rodoviarias	2

Geographic Allocation	Percent of Long-Term Investments
Brazil	73%
Mexico	18
Chile	3
Peru	2
Colombia	1
Panama	1
Argentina	1
United States	1

6	ANNUAL REPORT	OCTOBER 31, 2011

BlackRock Latin America Fund, Inc.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund invests primarily in Latin American equity and debt securities.
[3]	This unmanaged broad based market capitalization-weighted index by MSCI, Inc. is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in Argentina, Brazil, Chile and Mexico, that are freely purchasable by foreign investors.

Performance Summary for the Period Ended October 31, 2011

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	(16.88)%	(15.18)%	N/A	10.43%	N/A	22.59%	N/A
Investor A	(17.01)	(15.44)	(19.88)%	10.12	8.94%	22.26	21.61%
Investor B	(17.38)	(16.16)	(19.91)	9.18	8.90	21.47	21.47
Investor C	(17.33)	(16.10)	(16.93)	9.25	9.25	21.31	21.31
MSCI Emerging Markets Latin America Index	(14.03)	(10.50)	N/A	10.98	N/A	21.58	N/A

[4]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During the Period[5]	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$831.00	$6.05	$1,000.00	$1,018.60	$6.67	1.31%
Investor A	$1,000.00	$829.60	$7.38	$1,000.00	$1,017.14	$8.13	1.60%
Investor B	$1,000.00	$826.00	$11.41	$1,000.00	$1,012.70	$12.58	2.48%
Investor C	$1,000.00	$826.40	$11.00	$1,000.00	$1,013.16	$12.13	2.39%

[5]	For each class of the Fund, expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

Past performance is not indicative of future results.

ANNUAL REPORT	OCTOBER 31, 2011	7

Fund Summary as of October 31, 2011	BlackRock International Fund of BlackRock Series, Inc.

Investment Objective

BlackRock International Fund’s (the “Fund”), a series of BlackRock Series, Inc. (the “Corporation”) investment objective is to seek long-term capital growth through investments primarily in a diversified portfolio of equity securities of companies located outside the US.

Portfolio Management Commentary

How did the Fund perform?

•	On March 14, 2011, the Board of Directors of the Corporation approved a plan of reorganization, whereby the Fund acquired substantially all of the assets and assumed certain stated liabilities of BlackRock International Value Fund (“International Value”) in exchange for newly issued shares of the Fund. At a shareholder meeting on July 7, 2011, shareholders of International Value approved the plan of reorganization. The reorganization took place on August 15, 2011.
•	For the 12-month period ended October 31, 2011, the Fund, through its investment in BlackRock Master International Portfolio (the “Portfolio”), underperformed its benchmark, the MSCI All Country World Index ex-US.[1]

What factors influenced performance?

•	The Portfolio’s positioning in the financials sector detracted from performance during the 12-month period. Stock selection had the greatest impact given heavy exposure to European financials like Lloyds TSB Group Plc, Julius Baer Group Ltd. and Societe Generale SA. European names sold-off the most as investors continued to worry about exposure to potentially defaulting sovereign debt and any resulting needs for recapitalization. The Portfolio’s overweight in telecommunication services also negatively impacted relative performance. In particular, the Portfolio’s investment in NII Holdings, Inc. was a notable detractor.
•	Conversely, the Portfolio’s underweight exposure to Japan had a positive impact on performance, as did good stock selection in that country, particularly Nitto Denko Corp. The Portfolio’s overweight position in the consumer discretionary sector also had a positive impact on returns, with Activision Blizzard, Inc. and The Swatch Group Ltd., Bearer Shares notably contributing to performance.

Describe recent portfolio activity.

•	During the 12-month period, the Portfolio’s exposure to more defensive sectors such as consumer discretionary and consumer staples increased, while Fund management reduced exposure to telecommunication services and financials.

Describe portfolio positioning at period end.

•	As of period end, Fund management continues to focus on alpha (outperformance) generated from stock selection. The team is currently finding the best risk-adjusted opportunities in telecommunication services and consumer discretionary, which remain the Portfolio’s largest overweights. However, Fund management continues to avoid more cyclical sectors such as energy and financials. The team continues to believe that we are in a period of global deleveraging, contributing to slow economic growth. This environment should favor more defensive companies at the expense of cyclical ones that are more sensitive to global economic growth.
[1]	Performance for Class R Shares of the Fund prior to August 15, 2011 is that of Institutional Shares restated to reflect Class R Shares’ fees.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	ANNUAL REPORT	OCTOBER 31, 2011

BlackRock International Fund of BlackRock Series, Inc.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.
[2]	The Fund invests all of its assets in the Portfolio, a series of BlackRock Master LLC. The Portfolio invests primarily in a diversified portfolio of equity securities of companies located outside of the United States.
[3]	This market capitalization weighted index is designed to provide a broad measure of stock performance throughout the world, with the exception of US-based companies. The index includes both developed and emerging markets.

Performance Summary for the Period Ended October 31, 2011

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	(17.42)%	(5.29)%	N/A	(0.33)%	N/A	4.93%	N/A
Investor A	(17.60)	(5.69)	(10.64)%	(0.67)	(1.73)%	4.62	4.06%
Investor B	(18.04)	(6.76)	(10.95)	(1.77)	(2.16)	3.87	3.87
Investor C	(17.97)	(6.42)	(7.35)	(1.40)	(1.40)	3.82	3.82
Class R	(17.70)	(5.84)	N/A	(0.85)	N/A	4.40	N/A
MSCI All Country World Index ex-US	(15.21)	(4.66)	N/A	(0.37)	N/A	7.61	N/A

[4]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During the Period[5]	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$825.80	$4.83	$1,000.00	$1,019.91	$5.35	1.05%
Investor A	$1,000.00	$824.00	$7.08	$1,000.00	$1,017.44	$7.83	1.54%
Investor B	$1,000.00	$819.60	$12.70	$1,000.00	$1,011.24	$14.04	2.77%
Investor C	$1,000.00	$820.30	$11.38	$1,000.00	$1,012.70	$12.58	2.48%
Class R	$1,000.00	$823.00	$3.42	$1,000.00	$1,016.59	$8.69	1.71%

[5]	For each class of the Fund, expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

Past performance is not indicative of future results.

ANNUAL REPORT	OCTOBER 31, 2011	9

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.
•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).
•	Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares of the Funds are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.
•	Investor C Shares are subject to a distribution fee of 0.75% and a service fee of 0.25%. In addition, these shares are subject to a 1.00% CDSC if redeemed within one year of purchase.
•	Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain retirement plans. Prior to August 15, 2011, BlackRock International Fund’s Class R Shares’ performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on pages 5, 7 and 9 assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. In certain periods, the Funds’ Manager waived a portion of its fees. Without such waiver, the Funds’ performance would have been lower.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees and other Fund expenses. The expense examples on pages 5, 7 and 9 (which are based on a hypothetical investment of $1,000 invested on May 1, 2011 and held through October 31, 2011) are intended to assist shareholders both in calculating expenses based on an investment in the Funds and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds and Portfolio may invest in various derivative financial instruments, including foreign currency exchange contracts and options as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ and Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Funds and Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Funds and Portfolio can realize on an investment or may cause the Funds and Portfolio to hold an investment that they might otherwise sell. The Funds’ and Portfolio’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

10	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments October 31, 2011	BlackRock Global Emerging Markets Fund, Inc.
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Brazil — 12.9%
BM&FBOVESPA SA	1,019,910	$6,136,628
Cia de Concessoes Rodoviarias	195,689	5,393,601
Cia Energetica de Minas Gerais — ADR	303,372	5,169,459
Itau Unibanco Holdings SA — ADR	411,728	7,872,239
Petroleo Brasileiro SA — ADR	142,946	3,615,104
Porto Seguro SA	353,000	3,785,264
Vale SA, Preference ‘A’ Shares — ADR	683,423	16,128,783
		48,101,078
Chile — 2.3%
E.CL SA	1,352,973	3,727,959
Empresa Nacional de Telecomunicaciones SA	246,385	4,877,915
		8,605,874
China — 11.7%
Air China Ltd.	6,000,000	4,662,240
Bank of China Ltd.	9,640,200	3,431,032
China Life Insurance Co. Ltd. — ADR	149,929	5,809,749
China Mobile Ltd.	464,500	4,414,764
China Mobile Ltd. — ADR	161,728	7,691,784
China Rongsheng Heavy Industry Group Co. Ltd.	9,424,500	3,265,808
CNOOC Ltd.	3,807,000	7,196,600
CNOOC Ltd. — ADR	16,285	3,071,514
Li Ning Co. Ltd.	4,178,000	3,983,092
		43,526,583
Czech Republic — 1.7%
CEZ AS	153,622	6,496,048
Hong Kong — 1.5%
China Merchants Holdings International Co. Ltd.	1,794,000	5,535,790
Hungary — 0.6%
Mol Magyar Olaj- es Gazipari Rt. (a)	28,196	2,182,610
India — 2.9%
Infosys Technologies Ltd. — ADR	120,300	7,048,377
Tata Motors Ltd.	191,000	3,829,550
		10,877,927
Kazakhstan — 2.1%
KazMunaiGas Exploration Production — GDR	469,050	7,974,615
Malaysia — 2.1%
Malayan Banking BHD	2,938,400	7,977,531
Mexico — 6.4%
America Movil SA de CV — ADR	511,499	13,002,304
Fomento Economico Mexicano SA de CV — ADR	87,312	5,854,270
Genomma Lab Internacional SA de CV (a)	314,109	648,158
Grupo Financiero Banorte SA de CV ‘O’	1,116,570	3,807,917
Urbi Desarrollos Urbanos SAB SA de CV (a)	346,233	441,397
		23,754,046
Norway — 1.2%
DNO International ASA (a)	3,709,673	4,337,340
Panama — 1.4%
Copa Holdings SA, Class A	77,456	5,349,886

Common Stocks	Shares	Value
Russia — 6.5%
IDGC Holding JSC (a)	30,143,338	2,751,153
Mechel	214,673	2,820,803
OAO Gazprom — ADR	768,137	8,918,071
Sberbank	415,142	1,164,473
Sberbank — ADR (a)	415,143	4,462,787
VimpelCom Ltd. — ADR	387,700	4,256,946
		24,374,233
Singapore — 1.1%
Sakari Resources Ltd.	2,210,000	4,128,228
South Africa — 7.1%
African Bank Investments Ltd.	1,753,979	7,572,807
Aveng Ltd.	407,689	1,897,503
The Foschini Group Ltd.	300,901	3,776,456
MTN Group Ltd.	520,301	9,043,247
MTN Group Ltd. — ADR	30,000	528,000
Standard Bank Group Ltd.	297,247	3,649,976
		26,467,989
South Korea — 8.2%
Doosan Infracore Co. Ltd. (a)	57,890	989,998
Green Cross Corp.	6,417	992,172
Hanjin Shipping Co. Ltd.	113,610	1,117,504
Kangwon Land, Inc.	146,860	3,915,047
Korea Electric Power Corp. (a)	170,570	3,819,481
OCI Co. Ltd.	21,558	4,424,454
Samsung Electronics Co. Ltd.	17,711	15,246,701
		30,505,357
Taiwan — 11.3%
Acer, Inc.	3,200,000	3,653,857
Delta Electronics, Inc.	1,620,000	3,809,015
Hon Hai Precision Industry Co. Ltd.	1,093,000	2,996,325
HTC Corp.	288,000	6,472,383
King Yuan Electronics Co. Ltd.	5,242,000	2,018,024
Mega Financial Holding Co. Ltd.	8,934,400	6,867,848
Quanta Computer, Inc.	1,295,000	2,548,351
Taiwan Semiconductor Manufacturing Co. Ltd.	2,551,000	6,216,471
Taiwan Semiconductor Manufacturing
Co. Ltd. — ADR	589,720	7,442,266
		42,024,540
Thailand — 0.9%
Thai Oil Public Co. Ltd.	1,839,700	3,442,712
Turkey — 1.4%
Koza Altin Isletmeleri AS	395,051	5,417,319
United Arab Emirates — 1.1%
First Gulf Bank PJSC	930,918	3,948,199
Total Common Stocks — 84.4%		315,027,905

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR	American Depositary Receipts	MXN	Mexican Peso
	BRL	Brazilian Real	USD	US Dollar
	GDR	Global Depositary Receipts	THB	Thai Baht
	HKD	Hong Kong Dollar	ZAR	South African Rand
	KRW	South Korean Won

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	11

Schedule of Investments (continued)	BlackRock Global Emerging Markets Fund, Inc.
(Percentages shown are based on Net Assets)

Participation Notes		Par (000)	Value
India — 6.7%
Citigroup Global Markets Holdings, Inc.:
(United Phosphorus Ltd.), due 4/05/12	USD	604	$1,805,523
(Yes Bank Ltd.), due 10/24/12		455	2,916,514
Deutsche Bank AG, (Axis Bank), due 8/17/17		150	3,544,106
JPMorgan Structured Products BV:
(Larsen & Toubro Ltd.), due 9/08/14		130	3,757,676
(United Phosphorus Ltd.), due 8/18/16		398	1,191,288
Morgan Stanley Asia Products Ltd., (ITC Ltd.),
due 7/03/14		1,103	4,811,054
UBS AG:
(Gail India Ltd.), due 8/25/14		423	3,651,412
(Glenmark Pharmaceuticals Ltd.),
due 12/18/12		254	1,604,320
(Yes Bank Ltd.), due 9/16/14		273	1,746,149
			25,028,042
Nigeria — 1.5%
Deutsche Bank AG, (Zenith Bank Plc),
due 4/18/18		69,925	5,650,195
Qatar — 1.7%
Deutsche Bank AG, (Commercial Bank of
Qatar QSC), due 5/26/17		274	6,263,577
Saudi Arabia — 0.6%
HSBC Bank Plc, (SA Amiantit Co.),
due 9/03/12		608	2,381,013
Switzerland — 0.9%
UBS AG, (Cipla Ltd.), due 8/05/14		549	3,313,330
United States — 1.2%
HSBC Bank Plc, (Aothiam AB), due 8/13/14		171	4,258,088
Total Participation Notes — 12.6%			46,894,245
Total Long-Term Investments
(Cost — $360,342,062) — 97.0%			361,922,150

Short-Term Securities		Shares
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.14% (b)(c)		13,520,217	13,520,217
Total Short-Term Securities
(Cost — $13,520,217) — 3.6%			13,520,217
Total Investments (Cost — $373,862,279*) — 100.6%			375,442,367
Liabilities in Excess of Other Assets — (0.6)%			(2,403,409)
Net Assets — 100.0%			$373,038,958

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2011, as computed for federal income tax purposes, were as follows:
Aggregate cost	$381,223,245
Gross unrealized appreciation	$19,570,936
Gross unrealized depreciation	(25,351,814)
Net unrealized depreciation	$(5,780,878)

(a)	Non-income producing security.
(b)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliate	Shares Held at October 31, 2010	Net Activity	Shares Held at October 31, 2011	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class	2,579,161	10,941,056	13,520,217	$10,824

(c)	Represents the current yield as of report date.
•	Foreign currency exchange contracts as of October 31, 2011 were as follows:
Currency Purchased		Currency Sold		Counter- party	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	2,151,796	USD	1,272,048	Brown
				Brothers
				Harriman & Co.	11/01/11	$(18,708)
HKD	12,783,052	USD	1,646,197	JPMorgan
				Securities, Inc.	11/01/11	(763)
KRW	6,291,761,953	USD	5,702,055	Brown
				Brothers
				Harriman & Co.	11/01/11	(24,594)
THB	36,325,094	USD	1,191,377	Brown
				Brothers
				Harriman & Co.	11/01/11	(10,073)
USD	3,714,722	KRW	4,098,898,957	Brown
				Brothers
				Harriman & Co.	11/01/11	16,023
BRL	4,650,201	USD	2,759,599	Brown
				Brothers
				Harriman & Co.	11/03/11	(51,034)
ZAR	1,156,062	USD	150,283	State Street
				Global
				Markets, LLC	11/03/11	(4,601)
Total						$(93,750)

See Notes to Financial Statements.

12	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (concluded)	BlackRock Global Emerging Markets Fund, Inc.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation technique may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of October 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Brazil	$48,101,078	—	—	$48,101,078
Chile	8,605,874	—	—	8,605,874
China	16,573,047	$26,953,536	—	43,526,583
Czech Republic	—	6,496,048	—	6,496,048
Hong Kong	—	5,535,790	—	5,535,790
Hungary	—	2,182,610	—	2,182,610
India	10,877,927	—	—	10,877,927
Kazakhstan	—	7,974,615	—	7,974,615
Malaysia	—	7,977,531	—	7,977,531
Mexico	23,754,046	—	—	23,754,046
Norway	—	4,337,340	—	4,337,340
Panama	5,349,886	—	—	5,349,886
Russia	21,623,081	2,751,152	—	24,374,233
Singapore	—	4,128,228	—	4,128,228
South Africa	528,000	25,939,989	—	26,467,989
South Korea	—	30,505,357	—	30,505,357
Taiwan	7,442,266	34,582,274	—	42,024,540
Thailand		3,442,712	—	3,442,712
Turkey	5,417,319	—	—	5,417,319
United Arab
Emirates	—	3,948,199	—	3,948,199
Participation Notes:
India	—	25,028,042	—	25,028,042
Nigeria	—	5,650,195	—	5,650,195
Qatar	—	6,263,577	—	6,263,577
Saudi Arabia	—	2,381,013	—	2,381,013
Switzerland	—	3,313,330	—	3,313,330
United States	—	4,258,088	—	4,258,088
Short-Term
Securities	13,520,217	—	—	13,520,217

Total	$161,792,741	$213,649,626	—	$375,442,367

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign
currency
exchange
contracts	—	$16,023	—	$16,023
Liabilities:
Foreign
currency
exchange
contracts	—	(109,773)	—	(109,773)

Total	—	$(93,750)	—	$(93,750)

[1]	Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Participation Notes
Assets:
Balance, as of October 31, 2010	$46,101,686
Accrued discounts/premium	—
Net realized gain	252,239
Net change in unrealized appreciation/depreciation[2]	(2,403,578)
Purchases	14,073,057
Sales	(34,309,589)
Transfers in3	—
Transfers out[3]	(23,713,815)
Balance, as of October 31, 2011	—

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/ depreciation on investments still held at October 31, 2011 was $0.
[3]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer. Transfers of investments out of Level 3 were generally the result of valuations provided by independent pricing services that valued such investments at October 31, 2011 using methods or models containing more observable inputs.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	13

Schedule of Investments October 31, 2011	BlackRock Latin America Fund, Inc.
(Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
Argentina — 0.5%
Ternium SA — ADR		155,000	$3,803,700
Brazil — 67.5%
AES Tiete SA		163,000	2,038,390
AES Tiete SA, Preference Shares		95,000	1,360,107
Autometal SA		574,000	4,513,499
BM&FBOVESPA SA		3,442,000	20,709,940
BR Malls Participacoes SA		804,000	8,733,786
BR Properties SA		496,000	5,012,436
Banco Bradesco SA — ADR		1,927,000	35,071,400
Banco do Brasil SA		946,000	14,436,439
Bradespar SA, Preference Shares		410,000	8,358,331
Brookfield Incorporacoes SA		512,000	1,995,096
Cia de Bebidas das Americas, Preference
Shares — ADR		863,000	29,100,360
Cia de Concessoes Rodoviarias		621,800	17,138,117
Cia Energetica de Minas Gerais — ADR		521,000	8,877,840
Cia Energetica de Minas Gerais, Preference Shares		46,300	775,599
Cia Paranaense de Energia — ADR		171,000	3,450,780
Cielo SA		218,000	5,819,344
Cyrela Brazil Realty SA		61,000	537,927
Diagnosticos da America SA		324,000	2,611,853
EDP — Energias do Brasil SA		119,000	2,572,898
Even Construtora e Incorporadora SA		478,000	1,804,141
Gerdau SA – ADR		249,300	2,248,686
HRT Participacoes em Petroleo SA (a)		7,000	3,449,340
Hypermarcas SA		725,000	3,944,142
Iochpe-Maxion SA		473,000	6,694,761
Itau Unibanco Holdings SA — ADR		3,707,000	70,877,840
Itausa — Investimentos Itau SA, Preference Shares		1,455,954	9,150,330
Localiza Rent a Car SA		558,000	8,375,606
Lojas Renner SA		10,000	304,045
LPS Brasil Consultoria de Imoveis SA		196,000	3,636,078
Magazine Luiza SA (a)		568,000	4,330,675
Marcopolo SA, Preference Shares		589,000	2,662,224
Metalfrio Solutions SA		128,000	480,135
Multiplus SA		387,000	6,536,972
Natura Cosmeticos SA		387,000	7,551,329
OGX Petroleo e Gas Participacoes SA (a)		1,945,600	16,295,965
PDG Realty SA Empreendimentos e Participacoes		3,227,000	14,247,407
Petroleo Brasileiro SA — ADR		2,620,000	66,259,800
Profarma Distribuidora de Produtos
Farmaceuticos SA		320,000	1,981,303
QGEP Participacoes SA		705,000	7,042,403
Redecard SA		329,000	5,469,121
Rossi Residencial SA		546,000	3,472,825
T4F Entretenimento SA (a)		490,000	3,296,444
Totvs SA		343,000	5,713,836
Tractebel Energia SA		314,000	5,027,731
Ultrapar Participacoes SA, Preference Shares		217,000	3,858,817
Vale SA, Preference ‘A’ Shares — ADR		3,003,000	70,870,800
			508,696,898
Chile — 3.3%
Banco Santander Chile SA — ADR		139,000	11,353,520
E.CL SA		1,830,000	5,042,351
Empresa Nacional de Electricidad SA – ADR		94,000	4,534,560
Empresa Nacional de Telecomunicaciones SA		189,000	3,741,811
			24,672,242
Colombia — 1.6%
Pacific Rubiales Energy Corp.		512,000	11,937,677
Mexico — 18.0%
America Movil SA de CV — ADR		2,295,000	58,338,900
Cemex SAB de CV (a)		75,600	330,372
Compartamos SAB de CV		2,318,000	3,583,012
Fomento Economico Mexicano SA de CV – ADR		364,000	24,406,200

Common Stocks		Shares	Value
Mexico (concluded)
Genomma Lab Internacional SA de CV (a)(b)		2,749,000	5,672,507
Grupo Financiero Banorte SA de CV ‘O’		1,423,000	4,852,957
Grupo Mexico SAB de CV		2,354,000	6,524,856
Grupo Televisa SA – ADR		812,000	17,319,960
Wal-Mart de Mexico SAB de CV		5,831,000	15,051,129
			136,079,893
Panama — 1.0%
Copa Holdings SA, Class A	114,000		7,873,980
Peru — 2.1%
Cia de Minas Buenaventura SA – ADR		212,000	8,677,160
Credicorp Ltd.		66,000	7,179,480
			15,856,640
United States — 0.4%
NII Holdings, Inc. (a)		140,000	3,294,200
Total Common Stocks — 94.4%			712,215,230

Corporate Bonds		Par (000)
Brazil — 0.4%
Hypermarcas SA:
3.00%, 10/15/15	BRL	1,648	1,029,995
11.30%, 10/15/18		1,648	958,823
Lupatech SA, 6.50%, 4/15/18 (c)		2,128	1,267,979
Total Corporate Bonds — 0.4%			3,256,797

Participation Notes
Brazil — 3.3%
Morgan Stanley BV:
(AES Tiete SA), due 12/20/12	USD	55	811,877
(Cyrela Brazil Realty SA Empreendimentos
e Participacoes), due 6/21/11		400	3,691,840
(Hypermarcas SA), due 6/21/11		90	525,757
(Lojas Renner SA), due 7/22/13		33	1,055,861
(Lojas Renner SA), due 2/25/14		50	1,626,765
(Lojas Renner SA), due 11/24/10		400	12,956,480
(Natura Cosmetico SA), 10/29/11		27	543,848
(Natura Cosmetico SA), due 7/22/13		95	1,941,496
(Rossi Residential SA), due 6/17/11		235	1,568,226
Total Participation Notes — 3.3%			24,722,150

Warrants (a)		Shares
Brazil — 0.0%
Hypermarcas SA (Expires 10/15/15)		1,644	—
Total Warrants — 0.0%			—
Total Long-Term Investments
(Cost — $536,242,012) — 98.1%			740,194,177

Short-Term Securities
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.14% (d)(e)	7,334,598		7,334,598

See Notes to Financial Statements.

14	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (concluded)	BlackRock Latin America Fund, Inc.
(Percentages shown are based on Net Assets)

Short-Term Securities	Beneficial Interest (000)		Value
BlackRock Liquidity Series, LLC
Money Market Series, 0.20% (d)(e)(f)	USD	2,210	$2,210,000
Total Short-Term Securities
(Cost — $9,544,598) — 1.3%			9,544,598
Total Investments (Cost — $545,786,610*) — 99.4%			749,738,775
Other Assets Less Liabilities — 0.6%			4,215,952
Net Assets — 100.0%			$753,954,727

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2011, as computed for federal income tax purposes, were as follows:
Aggregate cost	$585,175,826
Gross unrealized appreciation	$192,676,735
Gross unrealized depreciation	(28,113,786)
Net unrealized appreciation	$164,562,949

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Convertible security.
(d)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliate	Shares/Beneficial Interest Held at October 31, 2010	Net Activity	Shares/Beneficial Interest Held at October 31, 2011	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class	5,978,803	1,355,795	7,334,598	$6,846
BlackRock
Liquidity Series,
LLC Money
Market Series	$62,121,755	$(59,911,755)	$2,210,000	$48,022

(f)	Represents the current yield as of report date.
(g)	Security was purchased with the cash collateral from loaned securities.
•	Foreign currency exchange contracts as of October 31, 2011 were as follows:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Depreciation
MXN 30,796,000	USD 2,346,323	Citibank NA	11/01/11	$(35,525)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of October 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$3,803,700	—	—	$3,803,700
Brazil	508,696,898	—	—	508,696,898
Chile	24,672,242	—	—	24,672,242
Colombia	11,937,677	—	—	11,937,677
Mexico	136,079,893	—	—	136,079,893
Panama	7,873,980	—	—	7,873,980
Peru	15,856,640	—	—	15,856,640
United States	3,294,200	—	—	3,294,200
Corporate
Bonds	—	—	$3,256,797	3,256,797
Participation
Notes	—	$24,722,150	—	24,722,150
Short-Term
Securities	7,334,598	2,210,000	—	9,544,598
Total	$719,549,828	$26,932,150	$3,256,797	$749,738,775

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Foreign currency
exchange contracts	—	$(35,525)	—	$(35,525)

[1]	Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Corporate Bonds	Participation Notes	Total
Assets:
Balance, as of October 31, 2010	$1,266,510	$43,996,618	$45,263,128
Accrued discounts/premium	(3,649)	—	(3,649)
Net realized gain	—	1,783,491	1,783,491
Net change in unrealized appreciation/depreciation[2]	21,470	(3,761,711)	(3,740,241)
Purchases	1,972,466	1,050,933	3,023,399
Sales	—	(12,036,909)	(12,036,909)
Transfers in3	—	—	—
Transfers out[3]	—	(31,032,422)	(31,032,422)
Balance, as of October 31, 2011	$3,256,797	—	$3,256,797

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held at October 31, 2011 was $21,470.
[3]	The Fund’s policy is to recognized transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer. Transfers of investments out of Level 3 were generally the result of valuations provided by independent pricing services that valued such investments at October 31, 2011 using methods or models containing more observable inputs.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	15

Statements of Assets and Liabilities

October 31, 2011	BlackRock Global Emerging Markets Fund, Inc.	BlackRock Latin America Fund, Inc.	BlackRock International Fund
Assets
Investments at value — unaffiliated[1,2]	$361,922,150	$740,194,177	—
Investments at value — Master International Portfolio of BlackRock Master LLC (the “Portfolio”) (cost — $858,264,505)	—	—	$832,964,329
Investments at value — affiliated[3]	13,520,217	9,544,598	—
Unrealized appreciation on foreign currency exchange contracts	16,023	—	—
Foreign currency at value[4]	4,379,253	7,270,756	—
Investments sold receivable	14,833,673	6,718,647	—
Capital shares sold receivable	1,534,172	1,674,413	1,797,977
Withdrawals receivable from the Portfolio	—	—	1,090,725
Dividends receivable	630,095	4,150,452	—
Interest receivable	—	51,784	—
Securities lending income receivable — affiliated	—	268	—
Prepaid expenses	24,465	13,209	32,729
Other assets	—	14,081	17,938
Total assets	396,860,048	769,632,385	835,903,698

Liabilities
Collateral on securities loaned at value	—	2,210,000	—
Investments purchased payable	22,274,584	9,368,351	—
Capital shares redeemed payable	765,326	2,060,098	2,888,702
Investment advisory fees payable	294,189	595,560	73,654
Service and distribution fees payable	101,063	219,048	205,213
Deferred foreign capital gain tax payable	—	229,938	—
Other affiliates payable	1,673	6,221	—
Administration fees payable	—	—	157,995
Unrealized depreciation on foreign currency exchange contracts	109,773	35,525	—
Other accrued expenses payable	274,482	952,917	809,425
Total liabilities	23,821,090	15,677,658	4,134,989
Net Assets	$373,038,958	$753,954,727	$831,768,709

Net Assets Consist of
Paid-in capital	$389,227,112	$653,370,267	$1,154,590,989
Undistributed net investment income (distributions in excess of net investment income)	1,071,786	(2,092,649)	(1,051,618)
Accumulated net realized loss	(18,846,091)	(101,173,212)	—
Net unrealized appreciation/depreciation	1,586,151	203,850,321	—
Accumulated net realized loss allocated from the Portfolio	—	—	(296,470,486)
Net unrealized appreciation/depreciation allocated from the Portfolio	—	—	(25,300,176)
Net Assets	$373,038,958	$753,954,727	$831,768,709
[1] Investments at cost — unaffiliated	$360,342,062	$536,242,012	—
[2] Securities loaned at value	—	$2,063,480	—
[3] Investments at cost — affiliated	$13,520,217	$9,544,598	—
[4] Foreign currency at cost	$4,376,959	$7,180,481	—

See Notes to Financial Statements.

16	ANNUAL REPORT	OCTOBER 31, 2011

Statements of Assets and Liabilities (concluded)

October 31, 2011	BlackRock Global Emerging Markets Fund, Inc.	BlackRock Latin America Fund, Inc.	BlackRock International Fund
Net Asset Value
Institutional:
Net assets	$127,181,254	$175,554,085	$416,001,777
Shares outstanding, 100 million shares authorized	6,976,618	2,795,625	34,148,372
Net asset value	$18.23	$62.80	$12.18
Par value	$0.10	$0.10	$0.0001
Investor A:
Net assets	$155,017,132	$405,902,601	$208,885,461
Shares outstanding, 100 million shares authorized	8,810,201	6,581,389	17,490,223
Net asset value	$17.60	$61.67	$11.94
Par value	$0.10	$0.10	$0.0001
Investor B:
Net assets	$3,385,879	$11,885,576	$22,320,054
Shares outstanding, 100 million shares authorized	215,534	206,047	2,021,934
Net asset value	$15.71	$57.68	$11.04
Par value	$0.10	$0.10	$0.0001
Investor C:
Net assets	$87,454,693	$160,612,465	$151,593,795
Shares outstanding, 100 million shares authorized	5,730,946	2,848,063	13,493,515
Net asset value	$15.26	$56.39	$11.23
Par value	$0.10	$0.10	$0.0001
Class R:
Net assets	—	—	$32,967,622
Shares outstanding, 100 million shares authorized	—	—	2,762,451
Net asset value	—	—	$11.93
Par value	—	—	$0.0001

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	17

Statements of Operations

Year Ended October 31, 2011	BlackRock Global Emerging Markets Fund, Inc.	BlackRock Latin America Fund, Inc.	BlackRock International Fund
Investment Income
Dividends	$8,567,060	$32,008,914	—
Foreign taxes withheld	(680,592)	(2,657,269)	—
Interest	—	308,173	—
Dividends - affiliated	10,824	6,846	—
Other income	821	29,808	—
Securities lending — affiliated	—	48,022	—
Investment income allocated from the Portfolio:
Dividends	—	—	$3,981,279
Foreign taxes withheld	—	—	(302,375)
Dividends - affiliated	—	—	10,425
Expenses	—	—	(2,113,724)
Fees waived	—	—	8,406
Total income	7,898,113	29,744,494	1,584,011

Expenses
Investment advisory	3,048,643	9,582,102	—
Service — Investor A	367,875	1,326,214	217,301
Service and distribution — Investor B	39,872	157,616	132,584
Service and distribution — Investor C	503,613	2,035,173	470,873
Service and distribution — Class R	—	—	36,232
Transfer agent — Institutional	94,395	245,619	136,313
Transfer agent — Investor A	225,480	836,112	213,646
Transfer agent — Investor B	10,368	40,906	87,087
Transfer agent — Investor C	90,550	378,793	153,102
Transfer agent — Class R	—	—	20,960
Custodian	215,740	553,115	—
Professional	105,155	78,970	60,726
Registration	87,686	119,291	92,257
Accounting services	76,975	304,079	—
Printing	47,095	107,144	29,407
Officer and Directors	10,243	27,451	4,191
Administration	—	—	619,750
Reorganization	—	—	130,800
Miscellaneous	31,153	43,624	10,647
Total expenses	4,954,843	15,836,209	2,415,876
Less fees waived by advisor	(7,736)	(3,391)	—
Less fees waived by administrator	—	—	(189,510)
Less transfer agent fees waived and/or reimbursed by advisor — class specific	—	—	(191,028)
Total expenses after fees waived	4,947,107	15,832,818	2,035,338
Net investment income (loss)	2,951,006	13,911,676	(451,327)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	25,384,013 [1]	1,968,953 [2]	—
Foreign currency transactions	(587,917)	(871,391)	—
Investments and foreign currency transactions allocated from the Portfolio	—	—	(54,806,188)
	24,796,096	1,097,562	(54,806,188)
Net change in unrealized appreciation/depreciation on:
Investments	(61,646,749)[3]	(178,220,625)[4]	—
Foreign currency transactions	33,947	196,783	—
Investments and foreign currency transactions allocated from the Portfolio	—	—	34,396,421
	(61,612,802)	(178,023,842)	34,396,421
Total realized and unrealized loss	(36,816,706)	(176,926,280)	(20,409,767)
Net Decrease in Net Assets Resulting from Operations	$(33,865,700)	$(163,014,604)	$(20,861,094)

[1]	Including $285,639 foreign capital gain tax.
[2]	Including $425,562 foreign capital gain tax.
[3]	Including $67,906 deferred foreign capital gain tax.
[4]	Including $246,712 deferred foreign capital gain tax.

See Notes to Financial Statements.

18	ANNUAL REPORT	OCTOBER 31, 2011

Statements of Changes in Net Assets

	BlackRock Global Emerging Markets Fund, Inc.		BlackRock Latin America Fund, Inc.		BlackRock International Fund
	Year Ended October 31,		Year Ended October 31,		Year Ended October 31,
Increase (Decrease) in Net Assets:	2011	2010	2011	2010	2011	2010
Operations
Net investment income (loss)	$2,951,006	$1,044,952	$13,911,676	$7,373,532	$(451,327)	$(580,078)
Net realized gain (loss)	24,796,096	29,666,926	1,097,562	51,273,531	(54,806,188)	6,856,088
Net change in unrealized appreciation/depreciation	(61,612,802)	20,381,213	(178,023,842)	155,376,622	34,396,421	2,749,700
Net increase (decrease) in net assets resulting
from operations	(33,865,700)	51,093,091	(163,014,604)	214,023,685	(20,861,094)	9,025,710

Dividends to Shareholders From
Net investment income:
Institutional	(812,320)	(571,284)	(3,667,145)	(2,062,764)	—	—
Investor A	(1,088,882)	(495,119)	(9,501,007)	(7,759,663)	—	—
Investor B	—	—	(131,790)	(151,277)	—	—
Investor C	(99,233)	(20,174)	(2,266,406)	(1,878,791)	—	—
Decrease in net assets resulting from dividends
to shareholders	(2,000,435)	(1,086,577)	(15,566,348)	(11,852,495)	—	—

Capital Share Transactions
Net increase (decrease) in net assets derived
from capital share transactions	97,517,396	32,159,861	(121,555,893)	92,196,491	787,412,165	(10,726,181)

Redemption Fee
Redemption fee	18,007	24,599	37,221	232,820	3,608	21,640

Net Assets
Total increase (decrease) in net assets	61,669,268	82,190,974	(300,099,624)	294,600,501	766,554,679	(1,678,831)
Beginning of year	311,369,690	229,178,716	1,054,054,351	759,453,850	65,214,030	66,892,861
End of year	$373,038,958	$311,369,690	$753,954,727	$1,054,054,351	$831,768,709	$65,214,030
Undistributed (distributions in excess of) net
investment income	$1,071,786	$728,820	$(2,092,649)	$858,976	$(1,051,618)	$(181,468)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	19

Financial Highlights	BlackRock Global Emerging Markets Fund, Inc.

	Year Ended October 31,			Period July 1, 2008 to October 31,	Year Ended June 30,
	2011	2010	2009	2008	2008	2007[1]
	Institutional
Per Share Operating Performance
Net asset value, beginning of period	$20.50	$17.01	$10.17	$22.45	$27.91	$24.14
Net investment income[2]	0.27	0.13	0.14	0.07	0.12	0.09
Net realized and unrealized gain (loss)[3]	(2.34)	3.47	6.75	(10.34)	1.28	8.37
Net increase (decrease) from investment operations	(2.07)	3.60	6.89	(10.27)	1.40	8.46
Dividends and distributions from:
Net investment income	(0.20)	(0.11)	(0.05)	(0.01)	—	(0.28)
Net realized gain	—	—	—	(2.00)	(6.86)	(4.41)
Total dividends and distributions	(0.20)	(0.11)	(0.05)	(2.01)	(6.86)	(4.69)
Net asset value, end of period	$18.23	$20.50	$17.01	$10.17	$22.45	$27.91

Total Investment Return[4]
Based on net asset value	(10.21)%	21.28%	68.14%	(48.15)%[5]	3.84%	41.99%

Ratios to Average Net Assets
Total expenses	1.28%	1.33%	1.48%	1.56%[6]	1.40%	1.44%
Total expenses after fees waived	1.28%	1.33%	1.48%	1.54%[6]	1.37%	1.40%
Net investment income	1.39%	0.71%	1.10%	1.31%[6]	0.45%	0.36%

Supplemental Data
Net assets, end of period (000)	$127,181	$123,007	$86,173	$42,803	$80,399	$86,385
Portfolio turnover	138%	135%	191%	76%	163%	140%

			Investor A
Per Share Operating Performance
Net asset value, beginning of period	$19.81	$16.45	$9.85	$21.80	$27.27	$23.68
Net investment income[2]	0.18	0.07	0.10	0.05	0.04	0.02
Net realized and unrealized gain (loss)[3]	(2.24)	3.36	6.53	(10.02)	1.25	8.21
Net increase (decrease) from investment operations	(2.06)	3.43	6.63	(9.97)	1.29	8.23
Dividends and distributions from:
Net investment income	(0.15)	(0.07)	(0.03)	—	—	(0.23)
Net realized gain	—	—	—	(1.98)	(6.76)	(4.41)
Total dividends and distributions	(0.15)	(0.07)	(0.03)	(1.98)	(6.76)	(4.64)
Net asset value, end of period	$17.60	$19.81	$16.45	$9.85	$21.80	$27.27

Total Investment Return[4]
Based on net asset value	(10.48)%	20.93%	67.59%	(48.18)%[5]	3.49%	41.66%

Ratios to Average Net Assets
Total expenses	1.59%	1.65%	1.83%	1.87%[6]	1.68%	1.71%
Total expenses after fees waived	1.59%	1.65%	1.83%	1.85%[6]	1.65%	1.66%
Net investment income	0.93%	0.43%	0.80%	0.98%[6]	0.16%	0.10%

Supplemental Data
Net assets, end of period (000)	$155,017	$144,976	$111,850	$67,614	$145,781	$151,309
Portfolio turnover.	138%	135%	191%	76%	163%	140%

[1]	Consolidated Financial Highlights. See Note 1 of the Notes to Financial Statements.
[2]	Based on average shares outstanding.
[3]	Includes a redemption fee, which is less than $0.01 per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.

See Notes to Financial Statements.

20	ANNUAL REPORT	OCTOBER 31, 2011

Financial Highlights (concluded)	BlackRock Global Emerging Markets Fund, Inc.

	Year Ended October 31,			Period July 1, 2008 to October 31,		Year Ended June 30,
	2011	2010	2009	2008		2008	2007[1]
	Investor B
Per Share Operating Performance
Net asset value, beginning of period	$17.70	$14.76	$8.89	$19.86		$25.20	$22.10
Net investment income (loss)[2]	0.00 [3]	(0.07)	(0.01)	0.01		(0.14)	(0.15)
Net realized and unrealized gain (loss)[4]	(1.99)	3.01	5.88	(8.98)		1.18	7.62
Net increase (decrease) from investment operations	(1.99)	2.94	5.87	(8.97)		1.04	7.47
Dividends and distributions from:
Net investment income	—	—	—	—		—	(0.13)
Net realized gain	—	—	—	(2.00)		(6.38)	(4.24)
Total dividends and distributions	—	—	—	(2.00)		(6.38)	(4.37)
Net asset value, end of period	$15.71	$17.70	$14.76	$8.89		$19.86	$25.20

Total Investment Return[5]
Based on net asset value	(11.24)%	19.92%	66.03%	(48.33)%	[6]	2.70%	40.59%

Ratios to Average Net Assets
Total expenses	2.45%	2.49%	2.71%	2.71%	[7]	2.47%	2.48%
Total expenses after fees waived	2.45%	2.49%	2.71%	2.69%	[7]	2.44%	2.45%
Net investment income (loss)	(0.02)%	(0.45)%	(0.08)%	0.13%	[7]	(0.60)%	(0.68)%

Supplemental Data
Net assets, end of period (000)	$3,386	$4,677	$4,809	$3,487		$7,955	$13,280
Portfolio turnover	138%	135%	191%	76%		163%	140%

	Investor C
Per Share Operating Performance
Net asset value, beginning of period	$17.23	$14.38	$8.65	$19.42		$24.91	$22.01
Net investment income (loss)[2]	0.05	(0.06)	(0.01)	0.01		(0.14)	(0.14)
Net realized and unrealized gain (loss)[4]	(1.98)	2.92	5.74	(8.89)		1.18	7.53
Net increase (decrease) from investment operations	(1.93)	2.86	5.73	(8.88)		1.04	7.39
Dividends and distributions from:
Net investment income	(0.04)	(0.01)	—	—		—	(0.13)
Net realized gain	—	—	—	(1.89)		(6.53)	(4.36)
Total dividends and distributions	(0.04)	(0.01)	—	(1.89)		(6.53)	(4.49)
Net asset value, end of period	$15.26	$17.23	$14.38	$8.65		$19.42	$24.91

Total Investment Return[5]
Based on net asset value	(11.21)%	19.90%	66.24%	(48.35)%	[6]	2.70%	40.58%

Ratios to Average Net Assets
Total expenses	2.37%	2.49%	2.66%	2.69%	[7]	2.45%	2.47%
Total expenses after fees waived	2.37%	2.49%	2.66%	2.67%	[7]	2.42%	2.43%
Net investment income (loss)	0.30%	(0.38)%	(0.08)%	0.15%	[7]	(0.61)%	(0.66)%

Supplemental Data
Net assets, end of period (000)	$87,455	$38,711	$26,347	$13,572		$31,948	$32,208
Portfolio turnover	138%	135%	191%	76%		163%	140%

[1]	Consolidated Financial Highlights. See Note 1 of the Notes to Financial Statements.
[2]	Based on average shares outstanding.
[3]	Amount is less than $(0.01) per share.
[4]	Includes a redemption fee, which is less than $0.01 per share.
[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[6]	Aggregate total investment return.
[7]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	21

Financial Highlights	BlackRock Latin America Fund, Inc.

	Year Ended October 31,			Period December 1, 2007 to October 31,	Year Ended November 30,
	2011	2010	2009[1]	2008[1]	2007[1]	2006[1]
	Institutional
Per Share Operating Performance
Net asset value, beginning of period	$75.35	$58.63	$30.53	$78.57	$50.67	$37.27
Net investment income[2]	1.31	0.85	0.64	0.61	0.50	0.65
Net realized and unrealized gain (loss)	(12.58)	16.82	27.45	(36.41)	28.10	13.32
Net increase (decrease) from investment operations	(11.27)	17.67	28.09	(35.80)	28.60	13.97
Dividends and distributions from:
Net investment income	(1.28)	(0.97)	—	(0.80)	(0.72)	(0.58)
Net realized gain	—	—	—	(11.47)	—	—
Total dividends and distributions	(1.28)	(0.97)	—	(12.27)	(0.72)	(0.58)
Redemption fee	—	0.02	0.01	0.03	0.02	0.01
Net asset value, end of period	$62.80	$75.35	$58.63	$30.53	$78.57	$50.67

Total Investment Return[3]
Based on net asset value	(15.18)%	30.52%	92.04%	(53.70)% [4]	57.20% [5]	38.12%

Ratios to Average Net Assets
Total expenses	1.26%	1.25%	1.35%	1.30% [6]	1.26%	1.31%
Total expenses after fees waived	1.26%	1.25%	1.35%	1.30% [6]	1.26%	1.31%
Net investment income	1.89%	1.31%	1.60%	1.04% [6]	0.87%	1.49%

Supplemental Data
Net assets, end of period (000)	$175,554	$200,980	$114,101	$58,877	$128,094	$191,085
Portfolio turnover	33%	64%	50%	61%	72%	48%

	Investor A
Per Share Operating Performance
Net asset value, beginning of period	$74.07	$57.73	$30.15	$77.78	$50.17	$36.93
Net investment income[2]	1.08	0.65	0.51	0.44	0.60	0.53
Net realized and unrealized gain (loss)	(12.37)	16.54	27.06	(35.97)	27.60	13.21
Net increase (decrease) from investment operations	(11.29)	17.19	27.57	(35.53)	28.20	13.74
Dividends and distributions from:
Net investment income	(1.11)	(0.88)	—	(0.66)	(0.61)	(0.51)
Net realized gain	—	—	—	(11.47)	—	—
Total dividends and distributions	(1.11)	(0.88)	—	(12.13)	(0.61)	(0.51)
Redemption fee	—	0.03	0.01	0.03	0.02	0.01
Net asset value, end of period	$61.67	$74.07	$57.73	$30.15	$77.78	$50.17

Total Investment Return[3]
Based on net asset value	(15.44)%	30.15%	91.48%	(53.82)% [4]	56.85% [5]	37.77%

Ratios to Average Net Assets
Total expenses	1.55%	1.53%	1.63%	1.55% [6]	1.51%	1.57%
Total expenses after fees waived	1.55%	1.53%	1.63%	1.55% [6]	1.51%	1.57%
Net investment income	1.57%	1.00%	1.26%	0.76% [6]	0.92%	1.23%

Supplemental Data
Net assets, end of period (000)	$405,903	$616,664	$475,611	$176,711	$433,844	$191,187
Portfolio turnover	33%	64%	50%	61%	72%	48%

[1]	Consolidated Financial Highlights. See Note 1 to the Notes to Financial Statements.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	The investment advisor reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which increased the return by 0.02%.
[6]	Annualized.

See Notes to Financial Statements.

22	ANNUAL REPORT	OCTOBER 31, 2011

Financial Highlights (concluded)	BlackRock Latin America Fund, Inc.
	Year Ended October 31,			Period December 1, 2007 to October 31,	Year Ended November 30,
	2011	2010	2009[1]	2008[1]	2007[1]	2006[1]
	Investor B
Per Share Operating Performance
Net asset value, beginning of period	$69.31	$54.12	$28.54	$74.38	$48.00	$35.33
Net investment income (loss)[2]	0.46	0.12	0.15	(0.04)	0.05	0.20
Net realized and unrealized gain (loss)	(11.59)	15.50	25.42	(34.09)	26.52	12.68
Net increase (decrease) from investment operations	(11.13)	15.62	25.57	(34.13)	26.57	12.88
Dividends and distributions from:
Net investment income	(0.50)	(0.45)	—	(0.27)	(0.21)	(0.22)
Net realized gain	—	—	—	(11.47)	—	—
Total dividends and distributions	(0.50)	(0.45)	—	(11.74)	(0.21)	(0.22)
Redemption fee	—	0.02	0.01	0.03	0.02	0.01
Net asset value, end of period	$57.68	$69.31	$54.12	$28.54	$74.38	$48.00

Total Investment Return[3]
Based on net asset value	(16.16)%	29.06%	89.63%	(54.18)% [4]	55.61% [5]	36.72%

Ratios to Average Net Assets
Total expenses	2.40%	2.37%	2.62%	2.39% [6]	2.32%	2.34%
Total expenses after fees waived	2.40%	2.37%	2.62%	2.39% [6]	2.32%	2.34%
Net investment income (loss)	0.71%	0.21%	0.40%	(0.08)% [6]	0.09%	0.48%

Supplemental Data
Net assets, end of period (000)	$11,886	$18,660	$18,695	$11,794	$31,268	$13,911
Portfolio turnover	33%	64%	50%	61%	72%	48%

	Investor C
Per Share Operating Performance
Net asset value, beginning of period	$67.92	$53.17	$28.01	$73.28	$47.40	$35.07
Net investment income (loss)[2]	0.51	0.14	0.17	(0.01)	0.11	0.17
Net realized and unrealized gain (loss)	(11.35)	15.21	24.98	(33.46)	26.08	12.56
Net increase (decrease) from investment operations	(10.84)	15.35	25.15	(33.47)	26.19	12.73
Dividends and distributions from:
Net investment income	(0.69)	(0.62)	—	(0.36)	(0.33)	(0.41)
Net realized gain	—	—	—	(11.47)	—	—
Total dividends and distributions	(0.69)	(0.62)	—	(11.83)	(0.33)	(0.41)
Redemption fee	—	0.02	0.01	0.03	0.02	0.01
Net asset value, end of period	$56.39	$67.92	$53.17	$28.01	$73.28	$47.40

Total Investment Return[3]
Based on net asset value	(16.10)%	29.15%	89.82%	(54.16)% [4]	55.62% [5]	36.75%

Ratios to Average Net Assets
Total expenses	2.33%	2.32%	2.49%	2.35% [6]	2.29%	2.34%
Total expenses after fees waived	2.33%	2.32%	2.49%	2.35% [6]	2.29%	2.34%
Net investment income (loss)	0.80%	0.24%	0.46%	(0.02)% [6]	0.17%	0.42%

Supplemental Data
Net assets, end of period (000)	$160,612	$217,750	$151,046	$72,714	$164,742	$50,609
Portfolio turnover	33%	64%	50%	61%	72%	48%

[1]	Consolidated Financial Highlights. See Note 1 to the Notes to Financial Statements.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	The investment advisor reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which increased the return by 0.02%.
[6]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	23

Financial Highlights	BlackRock International Fund

	Year Ended October 31,			Period June 1, 2008 to October 31,		Year Ended May 31,
	2011	2010	2009	2008		2008	2007
	Institutional
Per Share Operating Performance
Net asset value, beginning of period	$12.86	$10.91	$8.20	$15.01		$14.18	$12.38
Net investment income (loss)[1]	0.02	(0.01)	0.09	0.04		0.19	0.12
Net realized and unrealized gain (loss)[3]	(0.70)	1.96	2.62	(6.68)		0.73	1.87
Net increase (decrease) from investment operations	(0.68)	1.95	2.71	(6.64)		0.92	1.99
Dividends from net investment income	—	—	—	(0.17)		(0.09)	(0.19)
Net asset value, end of period	$12.18	$12.86	$10.91	$8.20		$15.01	$14.18

Total Investment Return[4]
Based on net asset value	(5.29)%	17.87%	33.05%	(44.63)%	[5]	6.58%	16.29%

Ratios to Average Net Assets[6]
Total expenses	1.30%	1.77%	2.03%	1.70%	[7]	1.54%	1.65%
Total expenses after fees waived	1.06%	1.77%	2.03%	1.70%	[7]	1.54%	1.65%
Net investment income (loss)	0.19%	(0.13)%	0.99%	0.75%	[7]	1.32%	0.97%

Supplemental Data
Net assets, end of period (000)	$416,002	$2,645	$5,133	$5,161		$10,904	$12,133
Portfolio turnover of the Portfolio	156%	154%	178%	78%		153%	151%

	Investor A
Per Share Operating Performance
Net asset value, beginning of period	$12.66	$10.76	$8.12	$14.85		$14.04	$12.26
Net investment income (loss)[1]	0.002	(0.06)	0.05	0.02		0.17	0.10
Net realized and unrealized gain (loss)[3]	(0.72)	1.96	2.59	(6.62)		0.70	1.84
Net increase (decrease) from investment operations	(0.72)	1.90	2.64	(6.60)		0.87	1.94
Dividends from net investment income	—	—	—	(0.13)		(0.06)	(0.16)
Net asset value, end of period	$11.94	$12.66	$10.76	$8.12		$14.85	$14.04

Total Investment Return[4]
Based on net asset value	(5.69)%	17.66%	32.51%	(44.72)%	[5]	6.25%	16.02%

Ratios to Average Net Assets[6]
Total expenses	1.80%	2.08%	2.40%	2.02%	[7]	1.84%	1.91%
Total expenses after fees waived	1.67%	1.67%	2.40%	2.02%	[7]	1.84%	1.91%
Net investment income (loss)	0.01%	(0.51)%	0.54%	0.50%	[7]	1.18%	0.77%

Supplemental Data
Net assets, end of period (000)	$208,885	$37,035	$28,949	$22,537		$42,052	$35,750
Portfolio turnover of the Portfolio	156%	154%	178%	78%		153%	151%

[1]	Based on average shares outstanding.
[2]	Amount is less than $0.01 per share.
[3]	Includes a redemption fee, which is less than $0.01 per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.
[7]	Annualized.

See Notes to Financial Statements.

24	ANNUAL REPORT	OCTOBER 31, 2011

Financial Highlights (continued)	BlackRock International Fund

	Year Ended October 31,			Period June 1, 2008 to October 31,	Year Ended May 31,
	2011	2010	2009	2008	2008	2007
	Investor B
Per Share Operating Performance
Net asset value, beginning of period	$11.84	$10.18	$7.77	$14.13	$13.44	$11.75
Net investment loss[1]	(0.12)	(0.17)	(0.04)	(0.03)	(0.01)	(0.02)
Net realized and unrealized gain (loss)[2]	(0.68)	1.83	2.45	(6.33)	0.70	1.78
Net increase (decrease) from investment operations	(0.80)	1.66	2.41	(6.36)	0.69	1.76
Dividends from net investment income	—	—	—	—	—	(0.07)
Net asset value, end of period	$11.04	$11.84	$10.18	$7.77	$14.13	$13.44

Total Investment Return[3]
Based on net asset value	(6.76)%	16.31%	31.02%	(45.01)% [4]	5.13%	15.02%

Ratios to Average Net Assets[5]
Total expenses	3.08%	3.21%	3.61%	3.17%[6]	2.90%	2.76%
Total expenses after fees waived	2.99%	3.21%	3.61%	3.17%	2.90%	2.76%
Net investment loss	(1.01)%	(1.65)%	(0.54)%	(0.70)% [6]	(0.11)%	(0.20)%

Supplemental Data
Net assets, end of period (000)	$22,320	$11,898	$20,342	$20,878	$44,254	$56,428
Portfolio turnover of the Portfolio	156%	154%	178%	78%	153%	151%

	Investor C
Per Share Operating Performance
Net asset value, beginning of period	$12.00	$10.28	$7.81	$14.19	$13.45	$11.75
Net investment income (loss)[1]	(0.11)	(0.13)	(0.01)	(0.01)	0.04	(0.01)
Net realized and unrealized gain (loss)[2]	(0.66)	1.85	2.48	(6.35)	0.70	1.78
Net increase (decrease) from investment operations	(0.77)	1.72	2.47	(6.36)	0.74	1.77
Dividends from net investment income	—	—	—	(0.02)	—	(0.07)
Net asset value, end of period	$11.23	$12.00	$10.28	$7.81	$14.19	$13.45

Total Investment Return[3]
Based on net asset value	(6.42)%	16.73%	31.63%	(44.87)% [4]	5.50%	15.09%

Ratios to Average Net Assets[5]
Total expenses	2.58%	2.80%	3.09%	2.74% [6]	2.57%	2.68%
Total expenses after fees waived	2.53%	2.80%	3.09%	2.74% [6]	2.57%	2.68%
Net investment income (loss)	(0.99)%	(1.23)%	(0.07)%	(0.25)% [6]	0.32%	(0.09)%

Supplemental Data
Net assets, end of period (000)	$151,594	$13,636	$12,470	$10,543	$20,892	$22,133
Portfolio turnover of the Portfolio	156%	154%	178%	78%	153%	151%

[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.
[6]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	25

Financial Highlights (concluded)	BlackRock International Fund

	Period August 15, 2011[1] to October 31, 2011
	Class R
Per Share Operating Performance
Net asset value, beginning of period	$12.11
Net investment loss[2]	(0.01)
Net realized and unrealized loss	(0.17)
Net decrease from investment operations	(0.18)
Net asset value, end of period	$11.93

Total Investment Return[3]
Based on net asset value	(1.49)%	[4]

Ratios to Average Net Assets[5]
Total expenses	1.91%	[6]
Total expenses after fees waived	1.71%	[6]
Net investment loss	(0.57)%	[6]

Supplemental Data
Net assets, end of period (000)	$32,968
Portfolio turnover of the Portfolio	156%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.
[6]	Annualized.

See Notes to Financial Statements.

26	ANNUAL REPORT	OCTOBER 31, 2011

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Global Emerging Markets Fund, Inc. (“Global Emerging Markets”), BlackRock Latin America Fund, Inc. (“Latin America”) and BlackRock International Fund (“International”), a series of BlackRock Series, Inc. (the “Corporation”) (collectively the “Funds” or individually the “Fund”), are registered under the Investment Company Act of 1940, as amended (the “1940 Act”). International is registered as a diversified, open-end management investment company. Global Emerging Markets and Latin America are registered as non-diversified, open-end management investment companies. Each Fund is organized as a Maryland corporation. The Funds' financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("US GAAP"), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C, and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

International seeks to achieve its investment objective by investing all of its assets in BlackRock Master International Portfolio (the “Portfolio”), a series of BlackRock Master LLC (the “Master LLC”), which has the same investment objective and strategies as International. The value of the Fund's investment in the Portfolio reflects International's proportionate interest in the net assets of the Portfolio. The performance of International is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The percentage of the Portfolio owned by the Fund at October 31, 2011 was 100%.

Reorganization: The Board of Directors (the “Board”) of International and the Board of Directors and shareholders of BlackRock International Value Fund of BlackRock International Value Trust (“International Value”) approved the reorganization of International Value into International pursuant to which International acquired substantially all of the assets and assumed certain stated liabilities of International Value in exchange for an equal aggregate value of International shares.

Each shareholder of International Value received shares of International with the same class designation and an aggregate net asset value of such shareholder’s International Value shares, as determined at the close of business on August 12, 2011. In connection with the reorganization, International issued newly created Class R Shares.

On August 15, 2011, all of the portfolio securities held by International Value were subsequently contributed to the Portfolio in exchange for an investment in the Portfolio.

The reorganization was accomplished by a tax-free exchange of shares of International in the following amounts and at the following conversion ratios:

	International Value Shares Prior to Reorganization	Conversion Ratio	Shares of International
Institutional	19,299,569	1.58306519	30,552,476
Investor A	4,748,734	1.61736207	7,680,422
Investor B	883,023	1.69710968	1,498,587
Investor C	6,455,109	1.63393522	10,547,230
Class R	1,778,191	1.58573234	2,819,735

International Value’s net assets and composition of net assets on August 12, 2011, the date of the reorganization, were as follows:

Net Assets	Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss	Net Unrealized Depreciation
$641,256,387	$918,350,609	—	$(207,150,757)	$(69,943,465)

For financial reporting purposes, assets received and shares issued by International were recorded at fair value; however, the cost basis of the investments received from International Value was carried forward to align ongoing reporting of International’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of International immediately after the acquisition amounted to $878,327,409. International Value’s fair value and cost of investments prior to the reorganization were $634,707,689 and $706,242,241, respectively.

The purpose of these transactions was to combine two funds managed by the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on August 15, 2011.

Assuming the acquisition had been completed on November 1, 2010, the beginning of the annual reporting period of International, the pro forma results of operations for the year ended October 31, 2011, are as follows:

•	Net investment income: $14,419,881
•	Net realized and change in unrealized gain/loss on investments: $(148,191,473)
•	Net increase/decrease in net assets resulting from operations: $(133,771,592)
ANNUAL REPORT	OCTOBER 31, 2011	27

Notes to Financial Statements (continued)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of International Value that have been included in International’s Statement of Operations since August 15, 2011.

Reorganization costs incurred in connection with the reorganization were expensed by International.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System ("NASDAQ") are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

The Funds value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Funds may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

International records its investment in the Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Portfolio. Valuation of securities held by the Portfolio, including categorization of fair value measurements, is discussed in Note 1 of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Foreign Currency Transactions: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are segregated on the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Participation Notes: Global Emerging Markets and Latin America may invest in participation notes (“P-Notes”). P-Notes are promissory notes issued by banks or broker-dealers that are designed to offer the Funds a return measured by the change in the value of the underlying security or basket of securities (the “underlying security”) while not holding the actual shares of the underlying security. P-Notes are typically used to allow the Funds to gain exposure to securities traded in foreign markets that may be

28	ANNUAL REPORT	OCTOBER 31, 2011

Notes to Financial Statements (continued)

restricted due to country-specific regulations. When the P-Note matures, the issuer will pay to, or receive from, the Funds the difference between the value of the underlying security at the time of the purchase and the underlying security’s value at maturity of the P-Notes. Income received on P-Notes is recorded by the Funds as dividend income in the Statements of Operations. An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. The Funds must rely on the credit-worthiness of the issuer for their investment returns on the P-Notes and have no rights against the issuer of the underlying security. A P-Note may be more volatile and less liquid than other investments held by the Funds since the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Funds either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts), the Funds will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). For financial reporting purposes, contributions to and withdrawals from the Portfolio are accounted on a trade date basis. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statements of Operations. International records daily its proportionate share of the Portfolio’s income, expenses and realized and unrealized gains and losses.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: Latin America may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of Latin America and any additional required collateral is delivered to Latin America on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, Latin America earns dividends or interest income on the securities loaned but does not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, Latin America could experience delays and costs in gaining access to the collateral. Latin America also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended October 31, 2011, Latin America accepted only cash collateral in connection with securities loaned.

Income Taxes: It is each Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on Global Emerging Market’s US federal tax returns remains open for the three years ended October 31, 2011, the period ended October 31, 2008 and the year ended June 30, 2008. The statute of limitations on Latin America’s US federal tax returns remains open for the three years ended October 31, 2011 and the period ended October 31, 2008. The statute of limitations on International’s US federal tax returns remains open for the three years ended October 31, 2011, the period ended October 31, 2008 and the year ended May 31, 2008. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

ANNUAL REPORT	OCTOBER 31, 2011	29

Notes to Financial Statements (continued)

Basis of Consolidation:

Global Emerging Markets

The Fund’s accompanying consolidated Financial Highlights for the year ended June 30, 2007 include the accounts of Inversiones en Marcado Accionario de Valores Chile Limitada, a wholly owned subsidiary of the Fund. The subsidiary was created for regulatory purposes to invest in Chilean securities. Intercompany accounts and transactions have been eliminated. During the year ended June 30, 2007, Inversiones en Marcado Accionario de Valores Chile Limitada was dissolved.

Latin America

The Fund’s accompanying consolidated Financial Highlights for each of the two years ended November 30, 2007 and for the two periods ended October 31, 2009 include the accounts of Merrill Lynch Latin America Fund Chile Ltd., a wholly owned subsidiary of the Fund. The subsidiary was created for regulatory purposes to invest in Chilean securities. Intercompany accounts and transactions have been eliminated. During the year ended October 31, 2009, Merrill Lynch Latin America Fund Chile Ltd. was dissolved.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statements and disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Funds are allocated daily to each class based on its relative net assets.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as foreign currency exchange rate risk.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract.

The Funds' maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement ("ISDA Master Agreement") implemented between a Fund and each of its respective counterparties. An ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, each Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements, which would cause a Fund to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

30	ANNUAL REPORT	OCTOBER 31, 2011

Notes to Financial Statements (continued)

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of October 31, 2011
Asset Derivatives
		Global Emerging Markets	Latin America
	Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$16,023	—

Liability Derivatives
		Global Emerging Markets	Latin America
	Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$109,773	$35,525

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended October 31, 2011
	Net Realized Gain (Loss) From
	Global Emerging Markets	Latin America
Foreign currency exchange contracts:
Foreign currency exchange contracts	$(543,508)	$(721,304)

	Net Change in Unrealized Appreciation/Depreciation on
	Global Emerging Markets	Latin America
Foreign currency exchange contracts:
Foreign currency exchange contracts	$(77,140)	$(31,413)

For the year ended October 31, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Global Emerging Markets	Latin America
Foreign currency exchange contracts:
Average number of contracts-US
dollars purchased	1	4
Average number of contracts-US
dollars sold	3	1
Average US dollar amounts purchased	$999,314	$1,976,950
Average US dollar amounts sold	$4,840,840	$1,628,100

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. ("PNC") and Barclays Bank PLC ("Barclays") are the largest stockholders of BlackRock, Inc. ("BlackRock"). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

Global Emerging Markets and Latin America each entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds' investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. Prior to June 1, 2011, for such services, Global Emerging Markets and Latin America each paid the Manager a monthly fee at an annual rate of 1.00% of each Fund's average daily net assets.

Effective June 1, 2011, Global Emerging Markets and Latin America each paid the Manager a monthly fee based on a percentage of each Funds average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 billion	1.00%
$1 billion — $3 billion	0.94%
$3 billion — $5 billion	0.90%
$5 billion — $10 billion	0.87%
Greater than $10 billion	0.85%

The Corporation, on behalf of International, entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.25% of the average daily value of the Fund’s net assets. The Fund does not pay an investment advisory fee or investment management fee.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees Global Emerging Markets and Latin America pay to the Manager indirectly through their investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through each Fund's investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations. For the year ended October 31, 2011, the amounts waived were as follows:

Global Emerging Markets	$7,736
Latin America	$3,391

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to March 1, 2014 unless approved by the Board, including a majority of the Independent Trustees. For the year ended October 31, 2011, the Manager waived $189,510 of administration fees for International, which is shown as fees waived by administrator. In addition, the Manager waived the following amounts for International, which are included in transfer agent fees waived and/or reimbursed – class specific in the Statements of Operations:

International
Institutional	$122,117
Investor A	$57,328
Investor B	$5,616
Class R	$5,967

ANNUAL REPORT	OCTOBER 31, 2011	31

Notes to Financial Statements (continued)

The expense limitations as a percentage of average daily net assets are as follows:

International
Institutional	1.00%
Investor A	1.38%
Investor B	2.44%
Investor C	2.42%
Class R	1.70%

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”) with respect to each Fund and BlackRock International Limited (“BIL”), with respect to Global Emerging Markets and Latin America. BIM and BIL are both affiliates of the Manager. The Manager pays each sub-advisor for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Funds to the Manager.

For the year ended October 31, 2011, Global Emerging Markets and Latin America reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

Global Emerging Markets	$3,540
Latin America	$13,355

The Funds received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Funds, invest cash collateral received by the Funds for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedules of Investments. The share of income earned by the Funds on such investments is shown as securities lending — affiliated in the Statements of Operations. For the year ended October 31, 2011, BIM received $14,229 in securities lending agent fees related to securities lending activities for Latin America.

Global Emerging Markets and Latin America and the Corporation (on behalf of International) entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (”BRIL“), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

For the year ended October 31, 2011, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Funds' Investor A Shares as follows:

Investor A
Global Emerging Markets	$33,179
Latin America	$98,308
International	$17,656

For the year ended October 31, 2011, affiliates received the following CDSC relating to transactions in Investor B and Investor C Shares.

	Investor B	Investor C
Global Emerging Markets	$3,882	$11,042
Latin America	$44,274	$72,166
International	$1,315	$4,154

Furthermore, affiliates received CDSC relating to transactions subject to front-end sales charge waivers on Investor A Shares as follows:

Investor A
Global Emerging Markets	$2,384
Latin America	$11,291
International	$11

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended October 31, 2011, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Global Emerging Markets	Latin America	International
Institutional	$1,221	$3,647	$90
Investor A	$4,958	$51,895	$870
Investor B	$283	$1,767	$130
Investor C	$905	$12,751	$482
Class R	—	—	—

Certain officers and/or directors of Global Emerging Markets and Latin America and the Corporation are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Chief Compliance Officer of Global Emerging Markets, Latin America and the Corporation.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2011, were as follows:

	Purchases	Sales
Global Emerging Markets	$505,448,277	$412,891,369
Latin America	$317,367,332	$437,847,667

32	ANNUAL REPORT	OCTOBER 31, 2011

Notes to Financial Statements (continued)

5. Income Tax Information:

Reclassifications: US GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of October 31, 2011 attributable to foreign currency transactions, the sale of stock of passive foreign investment companies, foreign taxes paid, and the classification of settlement proceeds were reclassified to the following accounts:

	Global Emerging Markets	Latin America	International
Undistributed net investment income (distributions in excess of net investment income)	$(607,605)	$(1,296,953)	$(418,823)
Accumulated net realized loss	$607,605	$1,296,953	$418,823

The tax character of distributions paid during the fiscal years ended October 31, 2011 and October 31, 2010 was as follows:

	Global Emerging Markets	Latin America
Ordinary income
10/31/2011	$2,000,435	$15,566,348
10/31/2010	$1,086,577	$11,852,495

As of October 31, 2011, the tax components of accumulated net earnings (losses) were as follows:

	Global Emerging Markets	Latin America	International
Undistributed ordinary income	$1,102,032	$3,374,796	$3,531,586
Capital loss carryforwards	(11,598,286)	(67,286,967)	(279,237,243)
Net unrealized gains (losses)*	(5,691,900)	164,496,631	(47,116,623)
Total	$(16,188,154)	$100,584,460	$(322,822,280)

*	The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain foreign currency exchange contracts, and the realization for tax purposes of unrealized gain on investments in passive foreign investment companies.

As of October 31, 2011, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires October 31,	Global Emerging Markets	Latin America	International

2015	—	—	$82,929,238
2016	—	$2,935,861	138,870,260
2017	$11,598,286	64,351,106	15,346,411
2019	—	—	42,091,334
Total	$11,598,286	$67,286,967	$279,237,243

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after October 31, 2011 will not be subject to expiration. In addition, any such losses must be utilized prior to the losses incurred in pre-enactment taxable years.

6. Borrowings:

Global Emerging Markets and Latin America, along with certain other funds managed by the Manager and its affiliates, is party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to each Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on each Fund's pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Funds' pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds

ANNUAL REPORT	OCTOBER 31, 2011	33

Notes to Financial Statements (continued)

based on their net assets as of October 31, 2010. The Funds did not borrow under the credit agreement during the year ended October 31, 2011.

7. Concentration, Market and Credit Risk:

In the normal course of business, Global Emerging Markets and Latin America invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds' exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds' Statements of Assets and Liabilities, less any collateral held by the Funds.

Global Emerging Markets and Latin America invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When the Funds concentrate their investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Please see the Schedules of Investments for concentrations in specific countries.

As of October 31, 2011, Global Emerging Markets and Latin America had the following industry classifications:

Global Emerging Markets
Percent of Long-Term Investments

Industry
Commercial Banks	12%
Oil, Gas & Consumable Fuels	12
Wireless Telecommunication Services	12
Semiconductors & Semiconductor Equipment	8
Metals & Mining	6
Electric Utilities	6
Other*	44

Latin America
Percent of Long-Term Investments

Industry
Commercial Banks	20%
Metals & Mining	13
Oil, Gas & Consumable Fuels	2
Wireless Telecommunication Services	8
Beverages	7
Other*	50

*All other industries held were each less than 5% of long-term investments.

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended October 31, 2011		Year Ended October 31, 2010
Global Emerging Markets	Shares	Amount	Shares	Amount
Institutional
Shares sold	5,497,082	$102,063,289	3,841,676	$68,294,096
Shares issued to shareholders in reinvestment of
dividends and distributions	23,825	480,297	23,866	415,421
Total issued	5,520,907	102,543,586	3,865,542	68,709,517
Shares redeemed	(4,543,770)	(88,682,170)	(2,932,071)	(51,255,137)
Net increase	977,137	$13,861,416	933,471	$17,454,380

Investor A
Shares sold and automatic conversion of shares	3,156,813	$59,847,429	2,040,890	$35,939,082
Shares issued to shareholders in reinvestment of
dividends and distributions	49,417	964,052	25,718	433,581
Total issued	3,206,230	60,811,481	2,066,608	36,372,663
Shares redeemed	(1,716,034)	(32,633,778)	(1,547,152)	(27,299,341)
Net increase	1,490,196	$28,177,703	519,456	$9,073,322

Investor B
Shares sold	60,572	$1,024,275	38,154	$608,042
Shares issued to shareholders in reinvestment of
dividends and distributions	—	—	—	—
Total issued	60,572	1,024,275	38,154	608,042
Shares redeemed and automatic conversion of shares	(109,206)	(1,862,304)	(99,750)	(1,587,503)
Net decrease	(48,634)	$(838,029)	(61,596)	$(979,461)

Investor C
Shares sold	4,402,492	$71,319,189	1,010,363	$15,533,210
Shares issued to shareholders in reinvestment of
dividends and distributions	5,197	88,496	1,202	17,774
Total issued	4,407,689	71,407,685	1,011,565	15,550,984
Shares redeemed	(923,653)	(15,073,372)	(597,216)	(8,939,364)
Net increase	3,484,036	$56,334,313	414,349	$6,611,620

34	ANNUAL REPORT	OCTOBER 31, 2011

Notes to Financial Statements (continued)

	Year Ended October 31, 2011		Year Ended October 31, 2010
Latin America	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,670,457	$117,802,736	1,682,887	$110,636,374
Shares issued to shareholders in reinvestment of
dividends and distributions	44,878	3,253,058	28,822	1,796,411
Total issued	1,715,335	121,055,794	1,711,709	112,432,785
Shares redeemed	(1,586,874)	(107,250,014)	(990,683)	(61,114,645)
Net increase	128,461	$13,805,780	721,026	$51,318,140

Investor A
Shares sold and automatic conversion of shares	2,177,418	$154,252,124	4,685,471	$303,041,998
Shares issued to shareholders in reinvestment of
dividends and distributions	120,575	8,606,522	111,800	6,869,769
Total issued	2,297,993	162,858,646	4,797,271	309,911,767
Shares redeemed	(4,041,650)	(274,668,646)	(4,710,334)	(288,779,539)
Net increase (decrease)	(1,743,657)	$(111,810,000)	86,937	$21,132,228

Investor B
Shares sold	5,364	$363,466	17,319	$1,070,001
Shares issued to shareholders in reinvestment of
dividends and distributions	1,807	121,495	2,352	136,208
Total issued	7,171	484,961	19,671	1,206,209
Shares redeemed and automatic conversion of shares	(70,342)	(4,455,658)	(95,906)	(5,586,278)
Net decrease	(63,171)	$(3,970,697)	(76,235)	$(4,380,069)

Investor C
Shares sold	760,525	$49,713,690	1,336,936	$79,199,064
Shares issued to shareholders in reinvestment of
dividends and distributions	31,842	2,092,221	30,234	1,714,776
Total issued	792,367	51,805,911	1,367,170	80,913,840
Shares redeemed	(1,150,343)	(71,349,666)	(1,001,833)	(56,787,648)
Net increase (decrease)	(357,976)	$(19,543,755)	365,337	$24,126,192

International
Institutional
Shares sold	5,228,089	$66,016,412	63,958	$754,224
Shares issued resulting from reorganization	30,557,228	400,973,426	—	—
Shares redeemed	(1,842,601)	(22,082,697)	(328,865)	(3,388,448)
Net increase (decrease)	33,942,716	$444,907,141	(264,907)	$(2,634,224)

Investor A
Shares sold	13,049,751	$155,947,579	1,547,376	$17,444,412
Shares issued resulting from reorganization	7,682,699	110,164,043	—	—
Shares redeemed	(6,168,344)	(70,902,006)	(1,310,799)	(14,329,639)
Net increase	14,564,106	$195,209,616	236,577	$3,114,773

Investor B
Shares sold	266,854	$3,201,168	356,832	$3,766,604
Shares issued resulting from reorganization	1,498,587	10,047,654	—	—
Shares redeemed	(748,576)	(8,854,797)	(1,350,265)	(14,158,071)
Net increase (decrease)	1,016,865	$4,394,025	(993,433)	$(10,391,467)

Investor C
Shares sold	3,160,740	$38,639,458	181,265	$1,939,156
Shares issued resulting from reorganization	10,552,529	97,256,083	—	—
Shares redeemed	(1,355,896)	(15,266,144)	(258,153)	(2,754,419)
Net increase (decrease)	12,357,373	$120,629,397	(76,888)	$(815,263)

Class R
Shares sold	168,897	$1,984,962	—	—
Shares issued resulting from reorganization	2,819,735	22,960,775	—	—
Shares redeemed	(226,181)	(2,670,143)	—	—
Net increase	2,762,451	$22,275,594	—	—

There is a 2% redemption fee on shares redeemed or exchanged that have been held for 30 days or less. The redemption fees are collected and retained by the Funds for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in-capital. Effective April 1, 2011, the redemption fee was terminated and is no longer charged by the Funds.

ANNUAL REPORT	OCTOBER 31, 2011	35

Notes to Financial Statements (concluded)

9. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds paid a net investment income dividend in the following amounts on December 20, 2011 to shareholders of record on December 16, 2011:

Dividend Per Share
Global Emerging Markets
Institutional	$0.094804
Investor A	$0.042079
Investor C	$0.011506
Latin America
Institutional	$0.541904
Investor A	$0.298172
International
Institutional	$0.069586
Investor A	$0.048494
Investor C	$0.022715
Class R	$0.051356

36	ANNUAL REPORT	OCTOBER 31, 2011

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Global Emerging Markets Fund, Inc., BlackRock Latin America Fund, Inc., and BlackRock International Fund of BlackRock Series, Inc. (collectively the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of BlackRock Global Emerging Markets Fund, Inc., BlackRock Latin America Fund, Inc. and the accompanying statement of assets and liabilities of BlackRock International Fund of BlackRock Series, Inc., as of October 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock Global Emerging Markets Fund, Inc., BlackRock Latin America Fund, Inc. and BlackRock International Fund of BlackRock Series, Inc. as of October 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
December 23, 2011

ANNUAL REPORT	OCTOBER 31, 2011	37

Important Tax Information

The following information is provided with respect to the ordinary income distributions paid during the fiscal year ended October 31, 2011.

	Payable Date	Global Emerging Markets	Latin America
Qualified Dividend Income for Individuals[1]	12/20/2010	100%	76.73%
Foreign Source Income[1]	12/20/2010	84.53%	72.58%
Foreign Taxes Paid Per Share	12/20/2010	$0.031600	$0.109351

[1]	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

38	ANNUAL REPORT	OCTOBER 31, 2011

Portfolio Information	BlackRock Master International Portfolio

As of October 31, 2011

Ten Largest Holdings	Percent of Long-Term Investments
Sanofi — Aventis	6%
Novartis AG, Registered Shares	6
Imperial Tobacco Group Plc	5
Reckitt Benckiser Group Plc	5
Activision Blizzard, Inc.	4
Rogers Communications, Inc., Class B	3
Nitto Denko Corp.	3
BG Group Plc	3
Nidec Corp.	3
Schneider Electric SA	3

Geographic Allocation	Percent of Long-Term Investments
United Kingdom	25%
Japan	14
France	12
Switzerland	11
United States	9
Sweden	5
China	4
Canada	4
Germany	4
Brazil	3
Taiwan	3
South Africa	2
India	2
Finland	1
Netherlands	1

ANNUAL REPORT	OCTOBER 31, 2011	39

Schedule of Investments October 31, 2011	BlackRock Master International Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Brazil — 2.7%
Itau Unibanco Holding SA, Preference Shares	496,823	$9,540,877
OGX Petroleo e Gas Participacoes SA (a)	1,526,000	12,781,478
		22,322,355
Canada — 4.0%
Rogers Communications, Inc., Class B	653,495	23,831,997
Teck Resources Ltd., Class B	239,661	9,608,080
		33,440,077
China — 4.0%
China Life Insurance Co. Ltd.	5,115,000	13,224,297
Changsha Zoomlion Heavy Industry Science
and Technology Development Co. Ltd.	7,995,860	11,568,272
Sands China Ltd. (a)	2,912,000	8,751,103
		33,543,672
Finland — 1.6%
Fortum Oyj	557,231	13,561,976
France — 11.6%
L’Oreal SA	161,674	17,801,169
Sanofi — Aventis	677,430	48,462,668
Schneider Electric SA	383,405	22,513,416
Vallourec SA	133,613	8,101,797
		96,879,050
Germany — 3.7%
Daimler AG	325,712	16,542,608
Linde AG	88,941	14,089,815
		30,632,423
India — 1.9%
ICICI Bank Ltd.	419,400	15,584,904
Japan — 12.8%
Makita Corp.	445,200	16,620,890
NTT DOCOMO, Inc.	7,810	13,870,895
NIDEC Corp.	274,600	22,565,995
Nissan Motor Co. Ltd.	1,869,300	17,187,743
Nitto Denko Corp.	547,000	22,978,490
Tokyo Electron Ltd.	251,900	13,396,916
		106,620,929
Netherlands — 1.3%
ING Groep NV CVA (a)	1,217,909	10,499,560
South Africa — 1.9%
MTN Group Ltd.	897,414	15,597,773
Sweden — 4.3%
Hennes & Mauritz AB, B Shares	509,723	16,853,655
Skandinaviska Enskilda Banken AB, Class A	3,018,585	18,923,221
		35,776,876
Switzerland — 9.9%
Novartis AG, Registered Shares	768,326	43,283,852
The Swatch Group Ltd., Bearer Shares	39,822	16,764,514
UBS AG (a)	1,775,865	22,443,751
		82,492,117

Common Stocks	Shares	Value

Taiwan — 2.5%
HTC Corp.	503,215	$11,309,028
MediaTek, Inc.	927,000	9,728,184
		21,037,212
United Kingdom — 23.3%
BG Group Plc	1,051,748	22,806,116
Imperial Tobacco Group Plc	1,127,207	41,060,669
Lloyds TBS Group Plc (a)	26,314,733	13,607,920
Man Group Plc	2,810,254	6,717,988
Reckitt Benckiser Group Plc	703,274	36,098,841
Rio Tinto Plc	337,493	18,258,003
Standard Chartered Plc	598,918	13,975,347
Tullow Oil Plc	595,371	13,376,742
William Morrison Supermarkets Plc	3,371,450	16,349,594
Xstrata Plc	720,895	12,007,622
		194,258,842
United States — 8.5%
Activision Blizzard, Inc.	2,207,885	29,563,580
Google, Inc., Class A (a)	20,449	12,118,895
Liberty Global, Inc. (a)	275,104	11,053,679
NII Holdings, Inc. (a)	271,467	6,387,618
Veeco Instruments, Inc. (a)	432,082	11,532,269
		70,656,041
Total Long-Term Investments
(Cost — $811,634,248) — 94.0%		782,903,807

Short-Term Securities
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.14% (b)(c)	24,233,486	24,233,486
Total Short-Term Securities
(Cost — $24,233,486) — 2.9%		24,233,486
Total Investments (Cost — $835,867,734*) — 96.9%		807,137,293
Other Assets Less Liabilities — 3.1%		25,827,036
Net Assets — 100.0%		$832,964,329

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2011, as computed for federal income tax purposes, were as follows:
Aggregate cost	$855,198,547
Gross unrealized appreciation	$27,719,780
Gross unrealized depreciation	(75,781,034)
Net unrealized depreciation	$(48,061,254)

Portfolio Abbreviations

To simplify the listing of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AUD	Australian Dollar	USD	US Dollar

See Notes to Financial Statements.

40	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (concluded)	BlackRock Master International Portfolio

(a)	Non-income producing security.
(b)	Investments in companies considered to be an affiliate of the Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliate	Shares Held at October 31, 2010	Net Activity	Shares Held at October 31, 2011	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class	3,168,986	21,064,500	24,233,486	$10,425

(c)	Represents the current yield as of report date.
•	Foreign currency exchange contracts as of October 31, 2011 were as follows:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation
AUD 32,425,000	USD 31,397,776	State Street
		Global Markets, LLC	1/12/12	$ 2,485,634

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Portfolio’s perceived risk of investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of October 31, 2011 in determining the fair valuation of the Portfolio’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investements:
Long-Term Investments:
Common Stocks:
Brazil	$22,322,355	—	—	$22,322,355
Canada	33,440,077	—	—	33,440,077
China	—	$33,543,672	—	33,543,672
Finland	—	13,561,976	—	13,561,976
France	—	96,879,050	—	96,879,050
Germany	—	30,632,423	—	30,632,423
India	15,584,904	—	—	15,584,904
Japan	—	106,620,929	—	106,620,929
Netherlands	—	10,499,560	—	10,499,560
South Africa	—	15,597,773	—	15,597,773
Sweden	—	35,776,876	—	35,776,876
Switzerland	—	82,492,117	—	82,492,117
Taiwan	—	21,037,212	—	21,037,212
United
Kingdom	—	194,258,842	—	194,258,842
United
States	70,656,041	—	—	70,656,041
Short-Term
Securities	24,233,486	—	—	24,233,486
Total	$166,236,863	$640,900,430	—	$807,137,293

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Foreign currency
exchange
contracts	—	$2,485,634	—	$2,485,634

[1]	Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	41

Statement of Assets and Liabilities	BlackRock Master International Portfolio

October 31, 2011

Assets

Investments at value — unaffiliated (cost — $811,634,248)	$782,903,807
Investments at value — affiliated (cost — $24,233,486)	24,233,486
Foreign currency at value (cost — $796,050)	807,062
Dividends receivable	9,613,708
Investments sold receivable	14,446,765
Unrealized appreciation on foreign currency exchange contracts	2,485,634
Prepaid expenses	3,829
Total assets	834,494,291

Liabilities

Investment advisory fees payable	310,454
Other affiliates payable	434
Withdrawals payable to investor	1,090,725
Other accrued expenses payable	128,349
Total liabilities	1,529,962
Net Assets	$832,964,329

Net Assets Consist of

Investor’s capital	$858,264,505
Net unrealized appreciation/depreciation	(25,300,176)
Net Assets	$832,964,329

See Notes to Financial Statements.

42	ANNUAL REPORT	OCTOBER 31, 2011

Statement of Operations	BlackRock Master International Portfolio

Year Ended October 31, 2011

Investment Income
Dividends	$3,981,279
Foreign taxes withheld	(302,375)
Dividends — affiliated	10,425
Total income	3,689,329

Expenses
Investment advisory	1,826,086
Custodian	114,197
Professional	75,158
Accounting services	70,867
Directors	6,405
Printing	1,083
Miscellaneous	19,928
Total expenses	2,113,724
Less fees waived by advisor	(8,406)
Total expenses after fees waived	2,105,318
Net investment income	1,584,011

Realized and Unrealized Gain (Loss)
Net realized loss from:
Investments	(54,285,288)
Foreign currency transactions	(520,900)
(54,806,188)
Net change in unrealized appreciation/depreciation on:
Investments	31,020,425
Foreign currency transactions	3,375,996
34,396,421
Total realized and unrealized loss	(20,409,767)
Net Decrease in Net Assets Resulting from Operations	$(18,825,756)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	43

Statements of Changes in Net Assets	BlackRock Master International Portfolio

	Year Ended October 31,
Increase (Decrease) in Net Assets:	2011	2010
Operations
Net investment income	$1,584,011	$345,397
Net realized gain (loss)	(54,806,188)	6,856,088
Net change in unrealized appreciation/depreciation	34,396,421	2,749,700
Net increase (decrease) in net assets resulting from operations	(18,825,756)	9,951,185

Capital Transactions
Proceeds from contributions	907,191,561	23,926,035
Value of withdrawals	(120,719,339)	(35,534,497)
Net increase (decrease) in net assets derived from capital transactions	786,472,222	(11,608,462)

Net Assets
Total increase (decrease) in net assets	767,646,466	(1,657,277)
Beginning of year	65,317,863	66,975,140
End of year	$832,964,329	$65,317,863

Financial Highlights	BlackRock Master International Portfolio

	Year Ended October 31,			Period June 1, 2008 to October 31,	Year Ended May 31,
	2011	2010	2009	2008	2008	2007
Total Investment Return
Total investment return	(5.10)%	18.59%	33.94%	(44.29)%[1]	7.12%	16.99%

Ratios to Average Net Assets
Total expenses	0.85%	1.03%	1.11%	1.04%[2]	0.99%	0.96%
Total expenses after fees waived	0.85%	1.03%	1.11%	1.04%[2]	0.99%	0.96%
Net investment income	0.64%	0.54%	1.89%	1.44%[2]	1.90%	1.64%

Supplemental Data
Net assets, end of period (000)	$832,964	$ 65,318	$ 66,975	$59,217	$ 118,236	$ 126,594
Portfolio turnover	156%	154%	178%	78%	153%	151%

[1]	Aggregate total investment return.
[2]	Annualized.

See Notes to Financial Statements.

44	ANNUAL REPORT	OCTOBER 31, 2011

Notes to Financial Statements	BlackRock Master International Portfolio

1. Organization and Significant Accounting Policies:

BlackRock Master International Portfolio (the "Portfolio") of BlackRock Master LLC (the “Master LLC”) is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Master LLC’s Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests, subject to certain limitations. The Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio:

Valuation: US GAAP defines fair value as the price the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Portfolio fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System ("NASDAQ") are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Portfolio's books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Portfolio's investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Portfolio does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts), the Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.

ANNUAL REPORT	OCTOBER 31, 2011	45

Notes to Financial Statements (continued)	BlackRock Master International Portfolio

Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statement of Operations.

Income Taxes: The Portfolio is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Portfolio is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no federal tax provision is required. It is intended that the Portfolio's assets will be managed so the owner of the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statements and disclosures.

Other: Expenses directly related to the Portfolio are charged to the Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Portfolio and to economically hedge, or protect, its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (commodity price risk and inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. For OTC options purchased, the Portfolio bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Portfolio do not give rise to counterparty credit risk, as options written obligate the Portfolio to perform and not the counterparty.

Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Portfolio may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement ("ISDA Master Agreement") implemented between the Portfolio and each of its respective counterparties. An ISDA Master Agreement allows the Portfolio to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio's net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Portfolio enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Portfolio, help to manage the overall exposure to the currencies in which some of the investments held by the Portfolio are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

46	ANNUAL REPORT	OCTOBER 31, 2011

Notes to Financial Statements (continued)	BlackRock Master International Portfolio

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of October 31, 2011
Asset Derivatives
	Statement of Assets and Liabilities Location	Value
	Unrealized appreciation
Foreign currency	on foreign currency
exchange contracts	exchange contracts	$2,485,634
The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended October 31, 2011
Net Realized Gain (Loss) From
	Foreign currency exchange contracts:
	Foreign currency exchange contracts	$(475,561)
Net Change in Unrealized Appreciation/Depreciation on
	Foreign currency exchange contracts:
	Foreign currency exchange contracts	$2,486,960
For the year ended October 31, 2011, the average quarterly balances of
	outstanding derivative financial instruments were as follows:
	Foreign currency exchange contracts:
	Average number of contracts — US
	dollars purchased	1
	Average number of contracts — US
dollars sold		1
	Average US dollar amounts purchased	$300,406
	Average US dollar amounts sold	$8,385,291

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. ("PNC") and Barclays Bank PLC ("Barclays") are the largest stockholders of BlackRock, Inc. ("BlackRock"). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Master LLC, on behalf of the Portfolio, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Portfolio's investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Portfolio's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays the Manager a monthly fee at an annual rate of the Portfolio's average daily net assets.

Average Daily Net Assets	Investment Advisory Fee
First $500 million	0.75%
Greater than $500 million	0.70%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Portfolio pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Portfolio's investment in other affiliated investment companies, if any. This amount is shown as, or included in, fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays the subadvisor for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Portfolio to the Manager.

For the year ended October 31, 2011, the Master LLC reimbursed the Manager $2,548 for certain accounting services, which are included in accounting services in the Statement of Operations.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2011, were $536,809,130 and $374,267,113, respectively.

5. Borrowings:

The Portfolio, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Portfolio may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Portfolio based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Portfolio paid administration and arrangement fees which were allocated to the Portfolio based on its net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Portfolio paid administration and arrangement fees which were allocated to the Portfolio based on its net assets as of October 31, 2010. The Portfolio did not borrow under the credit agreement during the year ended October 31, 2011.

6. Geographic, Market and Credit Risk:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price

ANNUAL REPORT	OCTOBER 31, 2011	47

Notes to Financial Statements (concluded)	BlackRock Master International Portfolio

fluctuations. Similar to issuer credit risk, the Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolio's exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Portfolio's Statement of Assets and Liabilities, less any collateral held by the Portfolio.

As of October 31, 2011, the Portfolio had the following industry classifications:

Industry	Percent of Long-Term Investments
Pharmaceuticals	12%
Commercial Banks	9
Wireless Telecommunications Services	8
Oil, Gas & Consumable Fuels	6
Electrical Equipment	6
Tobacco	5
Metals & Mining	5
Chemicals	5
Machinery	5
Household Products	5
Other*	34

*	All other industries held were each less than 5% of long-term investments.

7. Reorganization:

On August 15, 2011, an investor of the Portfolio acquired all of the net assets of BlackRock International Value Fund of BlackRock International Value Trust, pursuant to a plan of reorganization. As a result of the reorganization, which included $69,943,465 of net unrealized depreciation, the Portfolio received an in-kind contribution of portfolio securities.

8. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

48	ANNUAL REPORT	OCTOBER 31, 2011

Report of Independent Registered Public Accounting Firm	BlackRock Master International Portfolio

To the Investors and Board of Directors of BlackRock Master LLC:

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of BlackRock Master International Portfolio, one of the series constituting BlackRock Master LLC (the “Master LLC”) as of October 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock Master International Portfolio of BlackRock Master LLC as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
December 23, 2011

ANNUAL REPORT	OCTOBER 31, 2011	49

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors of BlackRock Global Emerging Markets Fund, Inc. (“Global Emerging Markets Fund”) met on April 5, 2011 and May 17–18, 2011 to consider the approval of Global Emerging Market Fund’s investment advisory agreement (the “Global Emerging Markets Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), its investment advisor. The Board of Directors of Global Emerging Markets Fund also considered the approval of the separate sub-advisory agreements (the “Global Emerging Markets Sub-Advisory Agreements”) (i) between the Manager and BlackRock International Limited (“BIL”) and (ii) between the Manager and BlackRock Investment Management, LLC (“BIM,” and together with BIL, the “Sub-Advisors”).

The Board of Directors of BlackRock Latin America Fund, Inc. (“Latin America Fund”) met on April 5, 2011 and May 17–18, 2011 to consider the approval of Latin America Fund’s investment advisory agreement (the “Latin America Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), its investment advisor. The Board of Directors of Latin America Fund also considered the approval of the separate sub-advisory agreements (the “Latin America Sub-Advisory Agreements”) (i) between the Manager and BlackRock International Limited (“BIL”) and (ii) between the Manager and BlackRock Investment Management, LLC (“BIM,” and together with BIL, the “Sub-Advisors”).

The Board of Directors of BlackRock Master LLC (the “Master LLC”) met on April 5, 2011 and May 17–18, 2011 to consider the approval of the investment advisory agreement (the “Master LLC Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, on behalf of BlackRock Master International Portfolio (the “Master Portfolio”), a series of the Master LLC. The Board of Directors of the Master LLC also considered the approval of the sub-advisory agreement between the Manager and BlackRock International Limited (“BIL”) with respect to the Master Portfolio (the “Master LLC Sub-Advisory Agreement” and together with the Master LLC Advisory Agreement, the “Master LLC Agreements”). BlackRock International Fund (“International Fund”), a series of BlackRock Series, Inc. (“Series Fund”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Directors of Series Fund also considered the approval of the Master LLC Agreements.

Global Emerging Markets Fund, Latin America Fund, the Master LLC (with respect to the Master Portfolio) and Series Fund (with respect to International Fund) are referred to herein individually as a “Fund” or collectively as the “Funds.” The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Global Emerging Markets Advisory Agreement, the Global Emerging Markets Sub-Advisory Agreements, the Latin America Advisory Agreement, the Latin America Sub-Advisory Agreements, the Master LLC Advisory Agreement and the Master LLC Sub-Advisory Agreement are referred to herein as the “Agreements.” For simplicity, the Board of Directors of Global Emerging Markets Fund, the Board of Directors of Latin America Fund, the Board of Directors of the Master LLC and the Board of Directors of Series Fund, which are comprised of the same thirteen individuals, are referred to herein collectively as the “Boards” and the members are referred to as “Board Members.”

Activities and Composition of the Board

Each Board consists of thirteen individuals, eleven of whom are not “interested persons” of any Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”).

The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member) and is chaired by Independent Board Members. Each Board, together with the boards of other BlackRock-managed funds, also had established an ad hoc committee, the Joint Product Pricing Committee, which consisted of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who were not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance program and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their committees, consider at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders or interestholders, as applicable (referred to herein as “shareholders”). Among the matters the Boards considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against a Fund’s peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions; (e) the compliance of each of the Funds with its respective Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

50	ANNUAL REPORT	OCTOBER 31, 2011

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 5, 2011 meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in a process with BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of each Fund, and the investment performance of Global Emerging Markets Fund, Latin America Fund and International Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; (f) sales and redemption data regarding the shares of Global Emerging Markets Fund, Latin America Fund and International Fund; and (g) if applicable, a comparison of management fees paid to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 5, 2011, each Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 5, 2011 meeting, and as a culmination of each Board’s year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 17–18, 2011 Board meeting.

At an in-person meeting held on May 17–18, 2011, (a) the Board Members of Global Emerging Markets Fund, including the Independent Board Members, unanimously approved the continuation of (i) the Global Emerging Markets Advisory Agreement between the Manager and Global Emerging Markets Fund, (ii) the Global Emerging Markets Sub-Advisory Agreement between the Manager and BIL and (iii) the Global Emerging Markets Sub-Advisory Agreement between the Manager and BIM, each for a one-year term ending June 30, 2012; (b) the Board Members of Latin America Fund, including the Independent Board Members, unanimously approved the continuation of (i) the Latin America Advisory Agreement between the Manager and Latin America Fund, (ii) the Latin America Sub-Advisory Agreement between the Manager and BIL and (iii) the Latin America Sub-Advisory Agreement between the Manager and BIM, each for a one-year term ending June 30, 2012 and (c) the Board Members of the Master LLC, including the Independent Board Members, unanimously approved the continuation of (i) the Master LLC Advisory Agreement between the Manager and the Master LLC on behalf of the Master Portfolio and (ii) the Master LLC Sub-Advisory Agreement between the Manager and BIM with respect to the Master Portfolio; each for a one-year term ending June 30, 2012. The Board Members of Series Fund, including the Independent Board Members, also considered the continuation of the Master LLC Agreements and found the Master LLC Agreements to be satisfactory.

In approving the continuation of the Agreements, each Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) economies of scale; (e) fall out benefits to BlackRock as a result of its relationship with the Fund; and (f) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of the applicable Fund’s shares, services related to the valuation and pricing of portfolio holdings of the applicable Fund, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the applicable Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the applicable Fund. Throughout the year, each Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by the applicable Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

Each Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the applicable Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board engaged in a review of BlackRock’s compensation structure with respect to the applicable Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In addition to investment advisory services, BlackRock and its affiliates provide the Funds with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of each of the Funds, such as tax reporting, fulfilling regulatory filing requirements and

ANNUAL REPORT	OCTOBER 31, 2011	51

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Boards, including the Independent Board Members, also reviewed and considered the performance history of Global Emerging Markets Fund, Latin America Fund and the Master Portfolio and International Fund, as applicable. The Board members of each of the Master LLC and Series Fund noted that the Master Portfolio’s investment results correspond directly to the investment results of International Fund. In preparation for the April 5, 2011 meeting, the Board worked with BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each of Global Emerging Markets Fund, Latin America Fund and International Fund. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Boards received and reviewed information regarding the investment performance of Global Emerging Markets Fund, Latin America Fund and International Fund as compared to funds in the applicable Lipper category. The Boards were provided with a description of the methodology used by Lipper to select peer funds. Each Board and such Board’s Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

The Board of Global Emerging Markets Fund noted that the Fund performed below the median of its Lipper Performance Universe in the one- and five- year periods reported, but that the Fund performed at or above the median of its Lipper Performance Universe in the three-year period reported. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the one- and five-year periods compared with its Peers. The Board was informed that, among other things, both country allocation and stock selection contributed to underperformance.

The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance.

The Board of Latin America Fund noted that, in general, the Fund performed better than its Peers in that the Fund’s performance was at or above the median of its Lipper Performance Universe in each of the one-, three- and five-year periods reported.

The Boards of each of the Master LLC and Series Fund noted that, in general, the International Fund performed better than its Peers in that the Fund’s performance was at or above the median of its Lipper Performance Universe in each of the one-, three- and five-year periods reported.

The Boards noted that BlackRock has made changes to the organization of the overall equity group management structure designed to result in a strengthened leadership team.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed the applicable contractual management fee ratio of Global Emerging Markets Fund, Latin America Fund and the Master Portfolio/International Fund compared with the other funds in the applicable Fund’s Lipper category. Each Board also compared the total expense ratio, as well as the actual management fee ratio, of Global Emerging Markets Fund, Latin America Fund and Master Portfolio/International Fund to those of other funds in the applicable Fund’s Lipper category. Each Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Funds. Each Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2010 compared to available aggregate profitability data provided for the years ended December 31, 2009 and December 31, 2008. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock, in general and with respect to its registered funds, are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Boards considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, each Board considered the cost of the services provided to the applicable Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the applicable Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs to the management of the applicable Fund. Each Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by that Board.

The Board noted that the contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) of each of Global Emerging Markets Fund and Latin America Fund was lower than or equal to the median contractual management fee ratio paid by the respective Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Boards also noted that effective June 1, 2011, each Fund has an advisory fee arrangement that includes

52	ANNUAL REPORT	OCTOBER 31, 2011

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

breakpoints that adjust the fee ratio downward as the size of the Fund increases above certain contractually specified levels.

The Board of each of the Master LLC and Series Fund noted that the contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) of the Master Portfolio/International Fund was above the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Boards also noted, however, that although the Master Portfolio’s/International Fund’s contractual management fee ratio was above the median contractual management fee ratio paid by the Fund’s Peers, the contractual management fee ratio was in the third quartile. The Boards of each of the Master LLC and Series Fund also noted that the Master Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Master Portfolio increases above certain contractually specified levels.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the applicable Fund increase. Each Board also considered the extent to which the applicable Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable Global Emerging Markets Fund, Latin America Fund, the Master Portfolio and International Fund, as applicable, to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the applicable Fund’s asset level, or, in the case of the Master Portfolio and International Fund, the use of revised breakpoints based upon the Master Portfolio’s asset level.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the applicable Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, transfer agency, distribution and securities lending services. Each Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. Each Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. Each Board further noted that BlackRock’s funds may invest in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with their consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board Members of Global Emerging Markets Fund, including the Independent Board Members, unanimously approved the continuation of (i) the Global Emerging Markets Advisory Agreement between the Manager and Global Emerging Markets Fund, (ii) the Global Emerging Markets Sub-Advisory Agreement between the Manager and BIL and (iii) the Global Emerging Markets Sub-Advisory Agreement between the Manager and BIM, each for a one-year term ending June 30, 2011. The Board Members of Latin America Fund, including the Independent Board Members, unanimously approved the continuation of (i) the Latin America Advisory Agreement between the Manager and Latin America Fund, (ii) the Latin America Sub-Advisory Agreement between the Manager and BIL and (iii) the Latin America Sub-Advisory Agreement between the Manager and BIM, each for a one-year term ending June 30, 2011. The Board Members of the Master LLC, including the Independent Board Members, unanimously approved the continuation of (i) the Master LLC Advisory Agreement between the Manager and the Master LLC on behalf of the Master Portfolio and (ii) the Master LLC Sub-Advisory Agreement between the Manager and BIM with respect to the Master Portfolio, each for a one-year term ending June 30, 2012. As part of its approval, the Board of each of Global Emerging Markets Fund, Latin America Fund and the Master LLC considered the detailed review of BlackRock’s fee structure, as it applies to the applicable Fund, conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of each of Global Emerging Markets Fund, Latin America Fund and the Master LLC, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the applicable Fund and its shareholders. The Board of Series Fund, including the Independent Board Members, also considered the continuation of the Master LLC Agreements and found the Master LLC Agreements to be satisfactory.

In arriving at a decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each of Global Emerging Markets Fund, Latin America Fund and the Master LLC, as applicable, reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT	OCTOBER 31, 2011	53

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Funds/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Director	Since 2000	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 107 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Director	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center from 2004 to 2010.	33 RICs consisting of 107 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Director	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 107 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Director	Since 2007	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 107 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Director	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.	33 RICs consisting of 107 Portfolios	AIMS Worldwide, Inc. (marketing)
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Director	Since 2000	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 107 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 107 Portfolios	Greenlight Capital Re, Ltd (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 107 Portfolios	None
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Director	Since 2007	President, Founders Investments Ltd. (private investments) since 1999; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, Forward Management, LLC since 2007; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 107 Portfolios	None

54	ANNUAL REPORT	OCTOBER 31, 2011

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Funds/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Director	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation from 2001 to 2009; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 107 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 107 Portfolios	None

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Directors who turn 72 prior to December 31, 2013.
[2]	Date shown is the earliest date a person has served for the Funds/Master LLC covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Directors as joining the Funds’/Master LLC’s board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director, BlackRock, and Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock's Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	159 Funds 286 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	159 RICs consisting of 286 Portfolios	None

[3]	Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Funds/Master LLC based on his positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Funds/Master LLC based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Directors who turn 72 prior to December 31, 2013.

ANNUAL REPORT	OCTOBER 31, 2011	55

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Funds/ Master LLC	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s US Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock, Inc. since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.

[1]	Officers of the Funds/Master LLC serve at the pleasure of the Board.

Further information about the Corporation’s/Master LLC’s Officers and Directors is available in the Funds’ Statements of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor	Custodian	Accounting Agent	Distributor	Address of the Funds
BlackRock Advisors, LLC Wilmington, DE 19809	Brown Brothers Harriman & Co. Boston, MA 02109	State Street Bank and Trust Company Boston, MA 02110	BlackRock Investments, LLC New York, NY 10022	100 Bellevue Parkway Wilmington, DE 19809

Sub-Advisors	Transfer Agent	Independent	Legal Counsel
BlackRock Investment	BNY Mellon Investment	Registered Public	Sidley Austin LLP
Management, LLC[1]	Servicing (US) Inc.	Accounting Firm	New York, NY 10019
Princeton, NJ 08540	Wilmington, DE 19809	Deloitte & Touche LLP
Boston, MA 02116
BlackRock International
Limited[2]
Edinburgh, EH3 8JB
United Kingdom

[1]	For Global Emerging Markets Fund and Latin America Fund
[2]	For all Funds.

Effective September 22, 2011, Richard S. Davis resigned as Director of the Corporation and Master LLC, and Paul L. Audet became Director of the Corporation and Master LLC.

56	ANNUAL REPORT	OCTOBER 31, 2011

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock Web site at http://www.blackrock.com/edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds/Master LLC file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’/Master LLC’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’/Master LLC’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds/Master LLC use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds/Master LLC voted proxies relating to securities held in the Funds’/Master LLC’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ANNUAL REPORT	OCTOBER 31, 2011	57

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

58	ANNUAL REPORT	OCTOBER 31, 2011

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund	BlackRock Global Dynamic Equity Fund	BlackRock Mid-Cap Value Equity Portfolio
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Emerging Markets Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock Asset Allocation Portfolio†	BlackRock Global Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Global SmallCap Fund	BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Russell 1000 Index Fund
BlackRock Capital Appreciation Fund	BlackRock Index Equity Portfolio	BlackRock Science & Technology
BlackRock China Fund	BlackRock India Fund	Opportunities Portfolio
BlackRock Commodity Strategies Fund	BlackRock International Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Emerging Markets Long/Short	BlackRock International Index Fund	BlackRock Small Cap Growth Fund II
Equity Fund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Index Fund
BlackRock Energy & Resources Portfolio	BlackRock Large Cap Core Fund	BlackRock S&P 500 Index Fund
BlackRock Equity Dividend Fund	BlackRock Large Cap Core Plus Fund	BlackRock S&P 500 Stock Fund
BlackRock EuroFund	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Focus Growth Fund	BlackRock Large Cap Value Fund	BlackRock Value Opportunities Fund
BlackRock Global Allocation Fund†	BlackRock Latin America Fund	BlackRock World Gold Fund
BlackRock Global Dividend Income Portfolio	BlackRock Mid-Cap Growth Equity Portfolio

Fixed Income Funds

BlackRock Bond Index Fund	BlackRock Inflation Protected Bond Portfolio	BlackRock Strategic Income
BlackRock Core Bond Fund	BlackRock International Bond Portfolio	Opportunities Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock Total Return Fund
BlackRock Floating Rate Income Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock US Government Bond Fund
BlackRock Global Long/Short Credit Fund	BlackRock Multi-Asset Income Portfolio†	BlackRock World Income Fund
BlackRock GNMA Portfolio	BlackRock Multi-Sector Bond Portfolio	US Mortgage Portfolio
BlackRock High Yield Bond Portfolio

Municipal Bond Funds
BlackRock California Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund

Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

ANNUAL REPORT	OCTOBER 31, 2011	59

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by a Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see each Fund’s prospectus for a description of risks associated with global investments.

#GEMLAIF -10/11-AR

Item 2 –    Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –    Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:
Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –     Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Latin America Fund, Inc.	$34,700	$33,700	$0	$0	$13,350	$7,900	$0	$84

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$3,030,000	$2,950,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

2

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Latin America Fund, Inc.	$13,350	$18,761

Additionally, SAS No. 70 fees for the current and previous fiscal years of $3,030,000 and $2,950,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –    Audit Committee of Listed Registrants – Not Applicable

3

Item 6 –    Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –    Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –  Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –  Controls and Procedures

11(a) –      The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –     There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –  Exhibits attached hereto

12(a)(1) –  Code of Ethics – See Item 2

12(a)(2) –  Certifications – Attached hereto

12(a)(3) –  Not Applicable

12(b) –       Certifications – Attached hereto

4

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Latin America Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Latin America Fund, Inc.

Date: January 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Latin America Fund, Inc.

Date: January 3, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Latin America Fund, Inc.

Date: January 3, 2012